Mercury QA Strategy Series, Inc.

Mercury QA Strategy Growth And Income Fund
Mercury QA Strategy Long-Term Growth Fund
Mercury QA Strategy All-Equity Fund

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PROSPECTUS   •   APRIL 17, 2000

A SUBSCRIPTION PERIOD FOR SHARES OF EACH FUND WILL END ON MAY 12, 2000, UNLESS EXTENDED.

THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO OF MERCURY ASSET MANAGEMENT]

Table of Contents

PAGE

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FUND FACTS

About the Mercury QA Strategy Funds 2

Risk/Return Bar Chart and Table 9

Fees And Expenses 9

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ABOUT THE DETAILS

How the Funds Invest 16

Investment Risks 24

Statement of Additional Information 31

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ACCOUNT CHOICES

Pricing of Shares 32

How to Buy, Sell, Transfer and Exchange Shares 37

How Shares are Priced 41

Fee-Based Programs 42

Dividends and Taxes 42

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THE PORTFOLIO MANAGEMENT

Management of the Funds 44

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TO LEARN MORE

Shareholder Reports Back Cover

Statement of Additional Information Back Cover

MERCURY QA STRATEGY SERIES, INC.
[GRAPHIC] Fund Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Equity Security  — security that represents a unit of ownership of a corporation.

Fixed-Income Security  — security that pays a fixed rate of interest or a fixed dividend.

Market Segment  — a grouping of companies with similar characteristics such as market capitalization or geographical location.

Market Capitalization  — the value of a company as determined by the market price of its issued and outstanding common stock. Calculated by multiplying the number of outstanding shares by the current market price of a share.

Investment Grade  — any of the four highest debt obligations ratings by recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor ’s or Fitch IBCA, Inc.

Bonds  — debt obligations issued by corporations, governments and other issuers.

ABOUT THE MERCURY QA STRATEGY FUNDS

What is each Fund’s objective?

Mercury QA Strategy Growth and Income Fund

The Fund’s investment objective is to provide high total return with reduced risk over the long term.

Mercury QA Strategy Long-Term Growth Fund

The Fund’s investment objective is to provide long-term capital growth.

Mercury QA Strategy All-Equity Fund

The Fund’s investment objective is to provide long-term capital growth.

We cannot guarantee that a Fund will achieve its objective.

What are each Fund ’s main investment strategies?

The Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Fund invests in a mix of underlying mutual funds managed or distributed by the investment adviser or one of its affiliates. Each Fund starts with a strategic target allocation between investments in equity securities and fixed-income securities. The equity portion is then allocated among underlying funds that each reflect a specific equity market segment. The fixed-income portion is allocated to a single underlying fund that reflects a broad range of dollar-denominated investment grade bonds with maturities greater than one year.

The strategic target allocations for each Fund and the ranges within which each Fund may vary its strategic target allocation are set forth below. The Funds ’ assets will rarely be exactly in line with the strategic target allocations. Rather, each Fund’s investment in each asset class fluctuates within a range depending on the investment adviser’s perception of the opportunities available among the asset classes and the relative risks associated with these opportunities, consistent with each Fund’s objective.

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Strategic Target Allocations

Fund	Target	Range

Mercury QA Strategy Growth and Income Fund

Equity	55%	40%-70%
Fixed-Income and Cash Equivalents*	45%	30%-60%

Mercury QA Strategy Long-Term Growth Fund

Equity	75%	60%-90%
Fixed-Income and Cash Equivalents*	25%	10%-40%

Mercury QA Strategy All-Equity Fund

Equity	100%	95%-100%
Fixed-Income and Cash Equivalents*	0%	0%-5%

*	The Fund intends to maintain cash positions, either directly or through its investment in the underlying funds, to the extent such underlying funds maintain cash positions.

Each Fund therefore has a range within which it may vary its strategic target allocation. The investment adviser will shift the Funds ’ relative weightings in equity and fixed income securities as well as each Fund’s equity investments among underlying funds, in light of a Fund’s investment objective and in response to market conditions. This allocation process seeks to add value by overweighting attractive markets and underweighting unattractive markets, while maintaining a diversified portfolio within specific allocation parameters.

The equity portion of each Fund initially will be invested in six portfolios of Mercury QA Equity Series, Inc. (the “Mercury QA Equity Funds”). The fixed-income portion of each Fund initially will be invested in the Master Aggregate Bond Index Series of Quantitative Master Series Trust.

MERCURY QA STRATEGY SERIES, INC.
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“Top-down ” Analysis —  analysis in which the investment adviser first looks at trends in the general economy, and next selects industries and then companies that should benefit from those trends.

Sector  — a portion of the overall equity market, defined by characteristics such as market capitalization, principal trading market or principal product line.

“Bottom-up ” Stock Selection Approach — searching for outstanding capital appreciation and/or dividend paying ability of individual stocks before considering the impact of economic trends.

“Value ” Strategy — a strategy in which the focus is to invest in “value” stocks.

“Value ” Stocks — stocks of companies that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

“Growth ” Strategy — a strategy in which the focus is to invest in “growth” stocks.

“Growth ” Stocks — stocks of companies that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy.

The table below shows the range (as a percentage of each Fund’s assets) that is expected initially to be invested in each underlying fund.

	Range of Assets of
Underlying Fund	Mercury QA Strategy Growth and Income Fund	Mercury QA Strategy Long-Term Growth Fund	Mercury QA Strategy All-Equity Fund

Equity Asset Class

Mercury QA Large Cap Core Fund	15%	22%	27%

Mercury QA Large Cap Value Fund	15%	22%	27%

Mercury QA Large Cap Growth Fund	15%	22%	27%

Mercury QA Mid Cap Fund	4%	7%	9%

Mercury QA Small Cap Fund	3%	4%	5%

Mercury QA International Fund	3%	3%	5%

Fixed-Income Asset Class

Master Aggregate Bond Index Series	45%	20%	0%

The investment adviser of the Mercury QA Equity Funds uses three principal strategies to select investments for each Mercury QA Equity Fund. First the investment adviser of the Mercury QA Equity Funds uses a “top-down” analysis to identify sectors with investment results that are aligned with the particular Mercury QA Equity Fund’s investment objective. Second, the investment adviser of the Mercury QA Equity Funds uses a “bottom-up” stock selection approach to identify those securities within a sector that seem to be the most attractive. Depending on the Mercury QA Equity Fund, this analysis involves selection of stocks through a “value” strategy, a “growth” strategy, or a blend of the two. Third, the investment adviser of the Mercury QA Equity Funds uses quantitative risk management techniques to produce an overall portfolio with risk and style characteristics similar to each Mercury QA Equity Fund’s respective market segment.

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Large-capitalization Companies  —  companies that have market capitalizations in the range of companies included in the Standard & Poor’s 500 Composite Price Index (currently at least $5.3 billion).

Standard & Poor’s 500 Composite Stock Price Index  — a market-weighted index composed of common stocks issued by 500 U.S. large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S.

Common Stock — units of ownership of a corporation.

Mid-capitalization Companies  —  companies that have market capitalizations in the range of companies included in the Standard & Poor’s Mid Cap 400 Index (currently between $137 million and $3.8 billion).

Standard & Poor’s Mid Cap 400 Index —  a market-weighted index composed of common stocks issued by 400 U.S. mid-capitalization companies in a wide range of businesses.

Small-capitalization Companies  —  companies that have market capitalizations in the range of companies included in the Standard & Poor’s SmallCap 600 Index (currently below $382 million).

Standard & Poor’s SmallCap 600 Index —  a market-weighted index composed of domestic stocks issued by 600 U.S. smaller-capitaliza-tion companies in a wide range of businesses.

The market segment and style investment analysis for each of the Mercury QA Equity Funds is as follows:

Fund	Market Segment

Mercury QA Large Cap Core Fund	stocks of large-capitalization companies selected through a blend of “value” and “growth” strategies

Mercury QA Large Cap Value Fund	stocks of large-capitalization companies selected through a “value” strategy

Mercury QA Large Cap Growth Fund	stocks of large-capitalization companies selected through a “growth” strategy

Mercury QA Mid Cap Fund	stocks of mid-capitalization companies selected through a blend of “value” and “growth” strategies

Mercury QA Small Cap Fund	stocks of small-capitalization companies selected through a blend of “value” and “growth” strategies

Mercury QA International Fund	stocks of companies whose primary
trading markets are located outside of the
United States with an emphasis on larger
capitalization companies in these markets
selected through a blend of “value” and
“growth” strategies

While certain sectors will be overweighted or underweighted, each Mercury QA Equity Fund seeks to invest in a broad range of stocks from its market segment, and to include stocks from most major sectors of the U.S. economy, or, in the case of the Mercury QA International Fund, markets located outside the United States.

The Master Aggregate Bond Index Series will normally invest, based on its investment adviser’s optimization process, in a sample of the bonds included in the Lehman Brothers Aggregate Bond Index, or a sample of bonds not included in the index but closely correlated with bonds that are in the index, and in derivative instruments correlated with the Lehman Brothers Aggregate Bond Index. This optimization process is a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the Lehman Brothers Aggregate Bond Index with fewer transaction costs than would be incurred through full replication of the index.

MERCURY QA STRATEGY SERIES, INC.
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Lehman Brothers Aggregate Bond Index — a market-weighted index consisting of approximately 6,500 U.S. dollar-denominated investment grade bonds with maturities greater than one year, as chosen by Lehman Brothers Holding Inc. As of March 31, 2000, the average grade and maturity of bonds within the Lehman Brothers Aggregate Bond Index was AAA and 8.9 years, respectively.

Volatility —the amount and frequency of price movement of a security, commodity, or market.

The investment adviser will invest in particular underlying funds based on various criteria. Among other things, the investment adviser will analyze the underlying funds’ investment objectives, policies and investment strategies in order to determine which underlying funds, in combination with other underlying funds, are appropriate in light of a Fund’s investment objective. A Fund’s investment in an underlying fund may exceed 25% of the Fund’s total assets.

The particular underlying funds in which each Fund may invest, the percentage of each Fund’s assets to be invested in each underlying fund, the target strategic allocation and allocation ranges between the equity market segment and the fixed-income segment, and the investment policies of each underlying fund may be changed from time to time without shareholder approval.

What are the main risks of investing in the Funds?

As with any mutual fund, the value of each Fund’s investments and, therefore, the value of a Fund’s shares may fluctuate. Because the Funds invest in the underlying funds, you will be affected by the investment policies of the underlying funds in direct proportion to the amount of assets the Funds allocate to those underlying funds. If the value of a Fund’s investments goes down, you may lose money.

Changes in the value of a Fund’s investment (including changes in an underlying equity fund) may occur because a particular stock market is fluctuating. At other times, there are specific factors that may affect an underlying fund’s performance or affect the value of particular investments held by an underlying fund. The Funds are also subject to the risk that the investment adviser’s allocations among underlying funds (or the stocks that the underlying funds select) or the individual securities that the investment adviser selects will underperform relative to other securities in its market segment or other funds with similar investment objectives.

A Fund may invest in the Mercury QA Mid Cap Fund or the Mercury QA Small Cap Fund, that in turn will invest in smaller capitalization companies. Smaller capitalization companies’ securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of larger, more established companies.

Each Fund may also invest in Mercury QA International Fund that in turn will invest in foreign securities, including securities denominated in foreign currencies. Investments in foreign securities involve special risks, including the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, foreign securities may be subject to changes in value due to movements in exchange rates. Generally, when a foreign currency appreciates (or depreciates) in value against the U.S. dollar, securities denominated in that currency appreciate (or depreciate) in U.S. dollar terms.

A Fund ’s investment in an underlying fixed-income fund is subject to interest rate and credit risk. Interest rate risk is the risk that when interest rates go up, the value of debt instruments generally goes down. In general, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest of principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

In managing the Funds, the investment adviser will have the authority to select and substitute underlying funds. The investment adviser is subject to conflicts of interest in allocating Fund assets among the various underlying funds both because the fees payable to it and/or its affiliates by some underlying funds are higher than the fees payable by other underlying funds and because the investment adviser and its affiliates are also responsible for managing each of the underlying funds. The directors and officers of the Funds may also be directors and officers of some of the underlying funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Funds and the underlying funds.

By investing in the underlying funds indirectly through one of the Funds, you will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund. Additionally, one underlying fund may buy the same securities that another underlying fund sells. If this happens, you would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from transactions in shares of the underlying funds by a Fund.

Each fund is a non-diversified fund, which means that, through its investment in the underlying funds, it invests more of its assets in fewer companies than if it were a diversified fund. This increases a Fund’s risk because each investment has a greater effect on the Fund’s performance. Each of the currently anticipated underlying funds, however, is a diversified fund.

MERCURY QA STRATEGY SERIES, INC.
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Who should invest?

The Mercury QA Strategy Growth and Income Fund may be an appropriate investment for you if you:

•	Are investing with long term goals, such as retirement or funding a child’s education

•	Want a professionally managed portfolio

•	Are willing to accept the risk that the value of your investment may fluctuate (over the short term and the long term) in order to seek potentially high total return

•	Are looking for a moderate amount of current income

The Mercury QA Strategy Long-Term Growth Fund may be an appropriate investment for you if you:

•	Are investing with long term goals, such as retirement or funding a child’s education

•	Want a professionally managed portfolio

•	Are willing to accept the risk that the value of your investment may fluctuate (over the short term and the long term) in order to seek potentially long term capital growth

•	Are looking for some current income

The Mercury QA Strategy All-Equity Fund may be an appropriate investment for you if you:

•	Are investing with long term goals, such as retirement or funding a child’s education

•	Want a professionally managed portfolio

•	Are willing to accept the risk that the value of your investment may fluctuate (over the short term and the long term) in order to seek potentially long term capital growth

•	Are not looking for a significant amount of current income

MERCURY QA STRATEGY SERIES, INC.
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RISK/RETURN BAR CHART AND TABLE

Since the Funds are scheduled to begin operating on May 17, 2000, there is no current performance information for any Fund.

FEES AND EXPENSES

Each Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial consultant or other financial intermediary can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of each Fund. Future expenses may be greater or less than those indicated below.

MERCURY QA STRATEGY SERIES, INC.
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UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which the Funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee  — a fee paid to the investment adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial consultants, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers for account maintenance activities.

Mercury QA Strategy Growth and Income Fund

Shareholder Fees (fees paid directly from your investment)(b):	Class I Shares	Class A Shares	Class B Shares (a)	Class C Shares

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(c)	5.25%	5.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)(d)	None	None	4.00%	1.00%

Maximum Sales Charge (Load) imposed on dividend reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee(e)	0.15%	0.15%	0.15%	0.15%

Distribution and/or Service (12b-1) Fees(f)	None	0.25%	1.00%	1.00%

Other Expenses (including transfer agency fees)(g)	.43%	.43%	.43%	.43%
Underlying Fund Expenses(h)	.74%	.74%	.74%	.74%
Administrative Fees	.35%	.35%	.35%	.35%

Total Other Expenses	1.52%	1.52%	1.52%	1.52%

Total Annual Fund Operating Expenses	1.67%	1.92%	2.67%	2.67%

Fee Waiver(i)	–.35%	–.35%	–.35%	–.35%

Total Net Operating Expenses(j)*	1.32%	1.57%	2.32%	2.32%

* In addition to the contractual fee waivers described in note i below, the investment adviser has voluntarily agreed to reimburse expenses so that certain expenses of each Fund do not exceed 0.15%. These voluntary expense reimbursements may be terminated at any time at the option of the investment adviser. If this happens, the Fund’s expenses may increase without shareholder approval. The effect of the contractual fee waivers and voluntary expense reimbursements are set forth below.
Total Annual Fund Operating Expenses (before waivers/expense reimbursements)	1.67%	1.92%	2.67%	2.67%

Fee Waiver and Expense Reimbursements	–.63%	–.63%	–.63%	–.63%

Total Net Operating Expenses (after waivers/expense reimbursements)	1.04%	1.29%	2.04%	2.04%

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Mercury QA Strategy Long-Term Growth Fund

Shareholder Fees (fees paid directly from your investment(b):	Class I Shares	Class A Shares	Class B Shares (a)	Class C Shares

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(c)	5.25%	5.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)(d)	None	None	4.00%	1.00%

Maximum Sales Charge (Load) imposed on dividend reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee(e)	0.15%	0.15%	0.15%	0.15%

Distribution and/or Service (12b-1) Fees(f)	None	0.25%	1.00%	1.00%

Other Expenses (including transfer agency fees)(g)	.43%	.43%	.43%	.43%
Underlying Fund Expenses(h)	1.03%	1.03%	1.03%	1.03%
Administrative Fees	.35%	.35%	.35%	.35%

Total Other Expenses	1.81%	1.81%	1.81%	1.81%

Total Annual Fund Operating Expenses	1.96%	2.21%	2.96%	2.96%

Fee Waiver (i)	–.35%	–.35%	–.35%	–.35%

Total Net Operating Expenses(j)*	1.61%	1.86%	2.61%	2.61%

* In addition to the contractual fee waivers described in note i below, the investment adviser has voluntarily agreed to reimburse expenses so that certain expenses of each Fund do not exceed 0.15%. These voluntary expense reimbursements may be terminated at any time at the option of the investment adviser. If this happens, the Fund’s expenses may increase without shareholder approval. The effect of the contractual fee waivers and voluntary expense reimbursements are set forth below.
Total Annual Fund Operating Expenses (before waivers/expense reimbursements)	1.96%	2.21%	2.96%	2.96%

Fee Waiver and Expense Reimbursements	–.63%	–.63%	–.63%	–.63%

Total Net Operating Expenses (after waivers/expense reimbursements)	1.33%	1.58%	2.33%	2.33%

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Mercury QA Strategy All-Equity Fund

Shareholder Fees (fees paid directly from your investment)(b):	Class I Shares	Class A Shares	Class B Shares (a)	Class C Shares

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(c)	5.25%	5.25%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)(d)	None	None	4.00%	1.00%

Maximum Sales Charge (Load) imposed on dividend reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee(e)	0.15%	0.15%	0.15%	0.15%

Distribution and/or Service (12b-1) Fees(f)	None	0.25%	1.00%	1.00%

Other Expenses (including transfer agency fees)(g)	.33%	.33%	.33%	.33%
Underlying Fund Expenses(h)	1.25%	1.25%	1.25%	1.25%
Administrative Fees	.35%	.35%	.35%	.35%

Total Other Expenses	1.93%	1.93%	1.93%	1.93%

Total Annual Fund Operating Expenses	2.08%	2.33%	3.08%	3.08%

Fee Waiver(i)	–.35%	–.35%	–.35%	–.35%

Total Net Operating Expenses(j)*	1.73%	1.98%	2.73%	2.73%

* In addition to the contractual fee waivers described in note i below, the investment adviser has voluntarily agreed to reimburse expenses so that certain expenses of each Fund do not exceed 0.15%. These voluntary expense reimbursements may be terminated at any time at the option of the investment adviser. If this happens, the Fund’s expenses may increase without shareholder approval. The effect of the contractual fee waivers and voluntary expense reimbursements are set forth below.
Total Annual Fund Operating Expenses (before waivers/expense reimbursements)	2.08%	2.33%	3.08%	3.08%

Fee Waiver and Expense Reimbursements	–.53%	–.53%	–.53%	–.53%

Total Net Operating Expenses (after waivers/expense reimbursements)	1.55%	1.80%	2.55%	2.55%

(footnotes continued on next page)

MERCURY QA STRATEGY SERIES, INC.
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(a)	Class B shares automatically convert to Class A shares about eight years after you buy them and will no longer be subject to distribution fees.
(b)
In addition, certain securities dealers may charge a fee to process a purchase or sale of shares. See “How To Buy, Sell, Transfer and Exchange Shares—If you want to—Buy Shares” and “—Sell your shares.”

(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The investment adviser or its affiliate provides accounting services to each Fund at its cost.
(f)
The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other materials. Class B and Class C shares pay a Distribution Fee of 0.75% and a Service (Account Maintenance) Fee of 0.25%. Class A shares pay only a Service (Account Maintenance) Fee of 0.25%.

(g)
Based on estimated amounts for the current fiscal year. The transfer agent is an affiliate of the investment adviser. The Funds pay the transfer agent a fee for each shareholder account and reimburses it for out-of-pocket expenses. The fee ranges from $11.00 to $23.00 per account (depending on the level of services required), but is set at 0.10% for certain accounts that participate in certain fee-based programs.

(h)
“Underlying Fund Expenses” for each Fund are based upon assets of each Fund that are initially expected to be invested in each underlying fund and upon the actual total operating expenses of the underlying funds (including any current waivers and expense limitations of the underlying funds). Actual Underlying Fund Expenses incurred by each Fund may vary with changes in the allocation of each Fund ’s assets among the underlying funds and with other events that directly affect the expenses of the underlying funds.

(i)
With respect to each Fund, the investment adviser has entered into a contractual arrangement with the Funds to waive the Administrative Fee of .35%. This arrangement has a one-year term and is renewable.

(j)
The Total Net Operating Expenses reflect the investment adviser’s estimate of expenses that will actually be incurred during each Fund’s current fiscal year, restated to reflect the contractual fee waiver currently in effect.

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Examples:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that each Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses if you did redeem your shares:

CLASS I SHARES
	Mercury QA Strategy Growth and Income Fund	Mercury QA Strategy Long-Term Growth Fund	Mercury QA Strategy All-Equity Fund

One Year	$ 652	$ 680	$ 692

Three Years †	$ 993	$1,077	$1,112

CLASS A SHARES
	Mercury QA Strategy Growth and Income Fund	Mercury QA Strategy Long-Term Growth Fund	Mercury QA Strategy All-Equity Fund

One Year	$ 676	$ 704	$ 715

Three Years †	$1,066	$1,150	$1,184

CLASS B SHARES
	Mercury QA Strategy Growth and Income Fund	Mercury QA Strategy Long-Term Growth Fund	Mercury QA Strategy All-Equity Fund

One Year	$ 635	$ 664	$ 676

Three Years †	$1,098	$1,185	$1,220

MERCURY QA STRATEGY SERIES, INC.

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CLASS C SHARES
	Mercury QA Strategy Growth and Income Fund	Mercury QA Strategy Long-Term Growth Fund	Mercury QA Strategy All-Equity Fund

One Year	$ 335	$ 364	$ 376

Three Years †	$ 798	$ 885	$ 920

Expenses if you did not redeem your shares:

CLASS I SHARES
	Mercury QA Strategy Growth and Income Fund	Mercury QA Strategy Long-Term Growth Fund	Mercury QA Strategy All-Equity Fund

One Year	$ 652	$ 680	$ 692

Three Years †	$ 993	$1,077	$1,112

CLASS A SHARES
	Mercury QA Strategy Growth and Income Fund	Mercury QA Strategy Long-Term Growth Fund	Mercury QA Strategy All-Equity Fund

One Year	$ 676	$ 704	$ 715

Three Years †	$1,066	$1,150	$1,184

CLASS B SHARES
	Mercury QA Strategy Growth and Income Fund	Mercury QA Strategy Long-Term Growth Fund	Mercury QA Strategy All-Equity Fund

One Year	$ 235	$ 264	$ 276

Three Years †	$ 798	$ 885	$ 920

CLASS C SHARES
	Mercury QA Strategy Growth and Income Fund	Mercury QA Strategy Long-Term Growth Fund	Mercury QA Strategy All-Equity Fund

One Year	$ 235	$ 264	$ 276

Three Years †	$ 798	$ 885	$ 920

†
These expenses do not reflect the continuation of the contractual arrangement between the investment adviser and each Fund to waive the Administrative Fee of 0.35%. As stated above, this arrangement has a one-year term and is renewable.

MERCURY QA STRATEGY SERIES, INC.
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About the Portfolio Manager —  Philip Green is a Senior Vice President and the Portfolio Manager of the Funds. Mr. Green has been a Senior Vice President of Fund Asset Management, L.P. and certain of its affiliates since 1999. Mr. Green is primarily responsible for the day-to-day management of the Funds.

About the Investment Adviser —  Mercury Asset Management US, a division of Fund Asset Management, L.P., is the investment adviser.

Derivative Instrument—an instrument, such as an option, future or swap, whose value is based on the performance of an underlying asset.

Futures  —  exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

HOW THE FUNDS INVEST

General Investment Management Approach

Mercury Asset Management US, a division of Fund Asset Management, L.P., serves as investment adviser to the three asset allocation Mercury QA Strategy Funds. The Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers. As described above, each Fund seeks to achieve its objective by investing in a combination of underlying funds managed or distributed by the investment adviser or one of its affiliates, some that invest primarily in fixed-income securities and others that invest primarily in equity securities. In addition to investing in these underlying funds, the investment adviser may, for each Fund, invest in individual securities, short-term money market instruments and other financial instruments, such as derivative instruments, including futures. The investment adviser may use derivatives to seek to reduce the effect of currency fluctuations on securities held by the underlying funds that are denominated in currencies other than the U.S. dollar and to seek to gain exposure to certain markets or groups of securities that would otherwise be unavailable if the Funds were limited to investing in the underlying funds.

An investor may choose to invest in one or more of the Funds based on individual investment goals, risk tolerance and financial circumstances.

The Investment Adviser’s Asset Allocation Investment Philosophy and Process

Each Fund has a strategic target allocation between equity and fixed-income securities and a range within which it can vary these allocations. Each Fund also has a baseline range for allocation of its assets among the underlying funds. The investment adviser will adjust the equity and fixed-income allocations and the underlying funds allocations within these ranges based on its evaluation of the relative attractiveness of various asset classes in light of a Fund’s investment objective and prevailing economic conditions. The allocation process seeks to add value by overweighting attractive markets and underweighting unattractive markets while maintaining a diversified portfolio within specific allocation parameters. When deviating from the strategic target allocation and the percentage of assets of a Fund that is allocated to each underlying fund, the investment adviser seeks to balance the amount any asset class can be overweighted against the amount of added risk due to the deviation. Finally, the investment adviser may seek to further adjust a Fund’s allocation by investing in individual securities, short-term money market instruments (cash-equivalents) and other financial instruments such as derivative instruments in order to gain exposure to certain additional markets or groups of securities and to hedge currency risk. The Mercury QA Strategy All-Equity Fund has a strategic target allocation of 95%-100% equity securities. Thus, under normal conditions, the Mercury QA Strategy All-Equity Fund will not vary its strategic allocation significantly, although the investment adviser may vary the relative weighting of the underlying funds in its portfolio.

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The strategic target allocations for each Fund and the ranges within which each Fund may vary its strategic target allocation are set forth below.

Strategic Target Allocations

Fund	Target	Range

Mercury QA Strategy Growth and Income Fund

Equity	55%	40%-70%

Fixed-Income and Cash Equivalents*	45%	30%-60%

Mercury QA Strategy Long-Term Growth Fund

Equity	75%	60%-90%

Fixed-Income and Cash Equivalents*	25%	10%-40%

Mercury QA Strategy All-Equity Fund

Equity	100%	95%-100%

Fixed-Income and Cash Equivalents*	0%	0%-5%

*	The Fund intends to maintain cash positions, either directly or through its investment in the underlying funds to the extent such underlying funds maintain cash positions.

The table below shows the range (as a percentage of each Fund’s assets) that is expected initially to be invested in each underlying fund.

	Range of Assets of
Underlying Fund	Mercury QA Strategy Growth and Income Fund	Mercury QA Strategy Long-Term Growth Fund	Mercury QA Strategy All-Equity Fund

Equity Asset Class

Mercury QA Large Cap Core Fund	15%	22%	27%

Mercury QA Large Cap Value Fund	15%	22%	27%

Mercury QA Large Cap Growth Fund	15%	22%	27%

Mercury QA Mid Cap Fund	4%	7%	9%

Mercury QA Small Cap Fund	3%	4%	5%

Mercury QA International Fund	3%	3%	5%

Fixed-Income Asset Class

Master Aggregate Bond Index Series	45%	20%	0%

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A Fund ’s investment in an underlying fund may, and in some cases is expected to, exceed 25% of the Fund’s total assets.

The particular underlying funds in which each Fund may invest, the percentage of each Fund’s assets to be invested in each underlying fund, the target strategic allocation and allocation ranges between the equity market segment and the fixed-income segment and the investment policies of each underlying fund may be changed from time to time without shareholder approval.

Description of the Underlying Funds

The following is a concise description of the investment objectives and strategies for each of the underlying funds that are available for investment by the Funds as of the date of this Prospectus. A Fund may invest in other underlying funds not listed below that may become available for investment in the future at the discretion of the investment adviser without shareholder approval. No offer is made in this Prospectus of any of the underlying funds. Additional information regarding the investment practices of each underlying fund is provided in the Statement of Additional Information.

Underlying Fund	Investment Objective

Equity Asset Class

Mercury QA Large Cap Core Fund	to provide long-term growth of capital

Mercury QA Large Cap Value Fund	primarily to provide long-term growth of capital and secondarily to provide dividend income

Mercury QA Large Cap Growth Fund	to provide long-term growth of capital

Mercury QA Mid Cap Fund	to provide long-term growth of capital

Mercury QA Small Cap Fund	to provide long-term growth of capital

Mercury QA International Fund	to provide long-term growth of capital

Fixed-Income Asset Class

Master Aggregate Bond Index Series	to match the performance of the Lehman Brothers Aggregate Bond Index as closely as possible before the deduction of expenses

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Morgan Stanley Capital International Europe, Asia and Far East Capitalization Weighted Index — composed of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE Index is based on the market capitalization of each of the countries in the index.

Underlying Funds that Invest in Equity Securities

The investment strategy for each of the Mercury QA Equity Funds listed above (except the Mercury QA International Fund) is to normally invest at least 65% of its total assets in equity securities of U.S. issuers. Each of the Mercury QA Large Cap Core Fund, Mercury QA Large Cap Value Fund and Mercury QA Large Cap Growth fund normally invests at least 65% of its total assets in equity securities of large-capitalization companies. Each of the Mercury QA Mid Cap Fund and Mercury QA Small Cap Fund normally invests at least 65% of its total assets in equity securities of mid-capitalization companies and small-capitalization companies, respectively. The Mercury QA International Fund normally invests at least 65% of its total assets in equity securities of companies whose primary trading markets are located in foreign countries included in the Morgan Stanley Capital International Europe, Asia and Far East Capitalization Weighted Index (“EAFE Index ”). Country weightings are in similar proportions to their weightings in the EAFE Index.

The investment adviser of the Mercury QA Equity Funds seeks to maximize each Mercury QA Equity Fund’s growth of capital by investing in securities to create a portfolio that has risk and style characteristics similar to those of a particular market segment. The investment adviser of the Mercury QA Equity Funds uses three principal strategies to select investments for each Fund. First, the investment adviser uses objective quantitative criteria to construct an “optimal” portfolio of investments that has similar risk and style characteristics as a particular market segment, but which will overweight sectors the investment adviser of the Mercury QA Equity Funds believes to be attractive and underweight sectors the investment adviser of the Mercury QA Equity Funds believes to be less attractive. Next, the investment adviser of the Mercury QA Equity Funds analyzes the stocks among such sectors using technical and in-depth quantitative research to identify those stocks that may perform well relative to the overall market segment. This analysis is designed to identify a portfolio of investments that the adviser believes will outperform the market segment. Depending on the Mercury QA Equity Fund, this analysis involves selection of stocks through a “value” strategy, a “growth ” strategy or a blend of the two. Third, the investment adviser of the Mercury QA Equity Funds uses quantitative risk management techniques to ensure that each Fund’s portfolio remains consistent with, and within appropriate risk levels relative to, its respective market segment.

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Quantitative Analysis — focuses on quantifiable measures such as the value of assets and profitability as opposed to qualitative considerations such as the character of management.

The market segment and style of investment analysis for each of the Mercury QA funds is as follows:

Fund	Market Segment

Mercury QA Large Cap Core Fund	stocks of large-capitalization companies selected through a blend of “value” and “growth” strategies

Mercury QA Large Cap Value Fund	stocks of large-capitalization companies selected through a “value” strategy

Mercury QA Large Cap Growth Fund	stocks of large-capitalization companies selected through a “growth” strategy

Mercury QA Mid Cap Fund	stocks of mid-capitalization companies selected through a blend of “value” and “growth” strategies

Mercury QA Small Cap Fund	stocks of small-capitalization companies selected through a blend of “value” and “growth” strategies

Mercury QA International Fund	stocks of companies whose primary
trading markets are located outside of
the United States with an emphasis on
larger capitalization companies in
these markets selected through a
blend of “value” and “growth”
strategies

The investment adviser of the Mercury QA Equity Funds uses portfolio construction techniques to structure the “optimal” portfolio. These portfolio construction techniques rely on objective formulas, and are designed to maintain a disciplined and style controlled strategy for each Fund. The investment adviser of the Mercury QA Equity Funds then uses technical and in-depth quantitative analysis to select individual investments from the universe of the “optimal ” portfolio. This technical and in-depth quantitative analysis is the most significant part of the investment process, and is designed to identify those investments that the adviser believes will outperform the relevant market segment.

The technical and in-depth quantitative analysis focuses on a variety of measures, such as:

•	earnings (surprises and analysts’ revisions)

•	momentum (price and earnings)

•	valuation (enterprise value, price versus cash flows, and dividend discount models)

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Index  — an index measures the market prices of a specific group of securities in a particular market or securities in a market sector.

For each Mercury QA Equity Fund, the investment adviser of the Mercury QA Equity Funds emphasizes identifying and purchasing those stocks that it believes are priced most attractively and which appear to present good opportunities for gain, based on the investment adviser’s technical and in-depth quantitative analysis. The Mercury QA Large Cap Value Fund focuses on stocks of companies that appear to be undervalued by the market or which appear to be temporarily out of favor, but which the investment adviser of the Mercury QA Equity Funds believes offer promising long term prospects. The Mercury QA Large Cap Growth Fund focuses on stocks of companies that are expected to have better prospects for earnings than the growth rate of the general domestic economy. The investment adviser of the Mercury QA Equity Funds uses a blend of value and growth strategies in selecting investments for the other four Mercury QA Equity Funds.

To achieve further efficiencies, and/or add value, each Mercury QA Equity Fund may also invest in futures contracts. The investment adviser of the Mercury QA Equity Funds selects futures that it believes may serve as substitutes for individual securities in an attempt to broadly represent a particular market or market segment. Each Mercury QA Equity Fund regularly invests a small portion of its assets in futures contracts correlated with an index representing the Mercury QA Equity Funds ’ particular market segment. Futures allow the Mercury QA Equity Funds to increase or decrease exposure to the market segment quickly and at less cost than buying or selling individual stocks. Each Mercury QA Equity Fund invests in futures in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. Each Mercury QA Equity Fund also invests in futures whenever the investment adviser of the Mercury QA Equity Funds believes a futures contract presents price or return characteristics superior to those of stocks represented in the market segment. Furthermore, the Mercury QA International Fund uses futures as an efficient and less costly way of increasing or decreasing its exposure to stocks of companies in particular countries represented in its market segment. The Mercury QA Equity Funds consider futures that provide exposure to equity indices to be equity securities for purposes of the percentages described above.

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Each of the market segments targeted by a Mercury QA Equity Fund is reflected in a broad-based market index. Therefore, while none of the Mercury QA Equity Funds is an index fund that seeks to replicate an index, the portfolio construction techniques discussed above are designed with the goal of ensuring that each Mercury QA Equity Fund will have risk and style characteristics similar to the index listed below:

Fund	Index

Mercury QA Large Cap Core Fund	Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”)

Mercury QA Large Cap Value Fund	Standard & Poor’s 500/Barra Value Index

Mercury QA Large Cap Growth Fund	Standard & Poor’s 500/Barra Growth Index

Mercury QA Mid Cap Fund	Standard & Poor’s Mid Cap 400 Index

Mercury QA Small Cap Fund	Standard & Poor’s SmallCap 600 Index

Mercury QA International Fund	EAFE Index

Each Mercury QA Equity Fund may invest in short term, fixed-income securities that are considered to be cash equivalents. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. The Mercury QA Equity Funds will not invest in short term money market instruments in order to lessen the Mercury QA funds’ exposure to common stocks as a defensive strategy, but will instead attempt to remain fully invested at all times.

Underlying Fund that Invests in Fixed Income Securities

The Master Aggregate Bond Index Series will normally invest, based on the underlying fund’s investment adviser’s optimization process, in a sample of the bonds included in the Lehman Brothers Aggregate Bond Index, or in a sample of bonds not included in the index but closely correlated with bonds that are in the index, and in derivative instruments correlated to the Lehman Brothers Aggregate Bond Index. This optimization process is a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the Lehman Brothers Aggregate Bond Index with fewer transaction costs than would be incurred through full replication of the index.

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[GRAPHIC] About the Details

Because the Lehman Brothers Aggregate Bond Index is composed of investment grade bonds, the Master Aggregate Bond Index Series will invest in corporate bonds rated investment grade (rated at least Baa by Moody’s Investors Services, Inc. or BBB by Standard & Poor’s Ratings Group), or if unrated, of comparable quality. The Master Aggregate Bond Index Series may continue to hold a security that is downgraded below investment grade.

The Master Aggregate Bond Index Series may occasionally invest in bonds not included in the Lehman Brothers Aggregate Bond Index, but which are selected to reflect characteristics such as maturity, duration, and credit quality that are similar to bonds in the index. This may result in somewhat different levels of interest rate, credit or other risks from the levels of risks on the securities included in the Lehman Brothers Aggregate Bond Index. The Master Aggregate Bond Index Series may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index. This will tend to increase the Master Aggregate Bond Index Series’ turnover rate.

All Funds

Each Fund ’s investment objective is fundamental and may not be changed without shareholder approval. Each Fund’s policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information are non-fundamental and may be changed without shareholder approval.

Each Fund will normally invest almost all of its assets as described above. Each Fund may, however, invest directly in individual securities and other financial instruments, including short-term instruments, such as money market securities and repurchase agreements for asset allocation or other purposes. It is expected that each Fund may from time to time invest directly in currency contracts for hedging purposes. The Funds may also invest in short-term instruments or fixed-income securities or buy or sell futures when a Fund believes it is advisable to do so for temporary defensive purposes. Short-term investments and temporary defensive positions may limit the potential for growth in the value of your shares and/or may reduce the level of current income.

A Fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the underlying funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets between the equity asset class and fixed-income asset class within the percentage ranges described above.

INVESTMENT RISKS

This section discusses the principal risks of investing in a Fund, which are summarized under “About the Mercury QA Equity Funds—What are the main risks of investing in the Funds ” above. This section also discusses additional risks of investing in a Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objectives, or that a Fund ’s performance will be positive over any period of time.

Risks that Apply to the Funds

Non-Diversification Risk

Each Fund is a non-diversified fund, which means that it invests more of its assets in fewer companies than if it were a diversified fund. By concentrating in a smaller number of investments, a Fund ’s risk is increased because each investment has a greater effect on the Fund’s performance. This hurts a Fund’s performance when its investments are unsuccessful. However, while the Funds are technically non-diversified because the majority of their assets are invested in a small number of securities (generally, the underlying funds), the Funds will have a diverse exposure to the market because the underlying funds invest in, or allow for exposure to, a large number of securities.

Risks that Apply to Both the Underlying Funds and the Funds

These risks apply to each Fund and to some or all of the underlying funds in which the Funds expect to invest as of the date of this Prospectus. Therefore in the section below, the term “Fund ” refers to both the Mercury QA Strategy Series Funds and the underlying funds.

Stock Market Risk

Stock market risk is the risk that the stock markets in one or more countries in which a Fund or an underlying fund invests will go down in value, including the possibility that one or more markets will go down sharply and unpredictably.

Selection Risk

Selection risk for the Mercury QA Equity Funds is the risk that investments that underlying fund management selects may underperform relative to other securities in a particular market segment overall or other funds with similar investment objectives and investment strategies.

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Net Asset Value — the market value in U.S. dollars of a Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Selection risk for the Funds is the risk that the investments (including in the underlying funds) that the investment adviser selects may underperform relative to other securities in the stock or bond market or other funds with similar investment objectives and investment strategies.

Derivatives

Derivatives, such as futures, may allow a Fund to increase or decrease its level of risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, which may include:

•
Leverage risk  — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that a Fund would like or at the price that a Fund believes the security is then worth.

A Fund may use derivatives for anticipatory hedging and for non-hedging purposes. Anticipatory hedging is a strategy in which a Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. An underlying fund may use derivatives for anticipatory hedging in order to gain exposure efficiently to its market segment in the event the Fund receives cash inflows. Derivatives may not always be available or cost efficient. If a Fund invests in derivatives, the investments may not be effective as a hedge against price movements.

Borrowing and Leverage

A Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund ’s return.

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Certain securities that a Fund buys may create leverage, including, for example, derivative securities. Like borrowing, these investments may increase a Fund’s exposure to risk.

Securities Lending

A Fund may lend securities to financial institutions that provide cash or government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund may also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to a Fund.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Restricted Securities

Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund may get only limited information about the issuer, and so may be less able to predict a loss. In addition, if Fund management or the investment adviser receives material adverse non-public information about the issuer, a Fund will not be able to sell the security.

Rule 144A Securities

Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market but carry the risk that the active trading market may not continue.

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[GRAPHIC] About the Details

Correlation Risk

Each Fund may purchase an asset and concurrently sell that asset in a different market, or sell a related asset, in order to capture small price discrepancies between markets or related assets. This strategy involving related assets carries the risk that the value of the related assets will not track or affect each other in the manner anticipated by the investment adviser. This strategy generally assumes that the price of related assets will move closer to some historical level and that price differences from this level will disappear. However, in the event the price differences do not disappear or widen, a Fund could lose money on a transaction.

Risks that Apply to Certain Underlying Funds

Mercury QA Small Cap Fund and Mercury QA Mid Cap Fund

Small Cap Risk

Small cap companies, and, to a lesser extent, mid cap companies, may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the underlying fund’s investment in a small cap or mid cap company may lose substantial value.

Small cap securities, and, to a lesser extent, mid cap securities, generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Moreover, small cap securities often are not income producing investments, and thus may not cushion the underlying fund’s total return from price changes.

When selling a large quantity of a particular stock, the underlying fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

Volatility

Stocks of small and medium companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Mercury QA International Fund and Master Aggregate Bond Index Series

Foreign Market Risk

Because the underlying funds may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. Stocks traded on foreign markets have often (though not always) performed differently than stocks in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the underlying fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets:

•
The economies of certain foreign markets often do not compare favorably with that of the United States in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•
Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair an underlying fund’s ability to purchase or sell foreign securities or transfer the assets or income back into the United States, or otherwise adversely affect the underlying fund’s operations.

•
Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States.

•
Because there are generally fewer investors on foreign exchanges and a fewer number of shares traded each day, it may be more difficult for the underlying funds to buy and sell securities on those exchanges. In addition, prices of foreign securities may go down more than prices of securities traded in the United States.

•
Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and an underlying fund ’s assets may be uninvested and not earning returns. The underlying fund may miss investment opportunities or be unable to sell an investment because of these delays.

Governmental Supervision and Regulation/Accounting Standards

Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company ’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for an underlying fund’s portfolio manager to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount an underlying fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States

Each underlying fund generally holds the foreign securities and cash in which it invests in foreign banks and securities depositories. Certain of such foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of some countries may put limits on an underlying fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of its agents, goes bankrupt. In addition, it is often more expensive for the underlying fund to buy, sell, and hold securities in certain foreign markets than in the U.S. The increased expense for investing in certain foreign markets reduces the amount an underlying fund can earn on its investments and typically results in a higher operating expense ratio for it than for funds invested only in the U.S.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

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[GRAPHIC] About the Details

Stripped Securities — Securities that take two components of a debt security (principal and interest) and break them apart. The resulting two securities may be sold separately and may perform differently.

European Economic and Monetary Union (“EMU”)

A number of European countries have entered into EMU in an effort to reduce barriers between themselves and eliminate fluctuations in their currencies. EMU established a single European currency (the euro), that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Certain securities (beginning with government and corporate bonds) were redenominated in the euro. These securities trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the underlying funds invest, the underlying funds could be adversely affected:

•	If the transition to euro, or EMU as a whole, does not continue to proceed as planned.

•	If a participating country withdraws from EMU.

Master QA International Fund

Currency Risk and Exchange Risk

Securities in which the underlying fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of an underlying fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Master Aggregate Bond Index Series

Interest Rate Risk

Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Master Aggregate Bond Index Series can hold bonds of any maturity. As a result, if the Master Aggregate Bond Index Series invests a large amount in long-term bonds, that fund ’s value could change significantly in response to a relatively small change in interest rates. Stripped securities may be highly sensitive to changes in interest rates.

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[GRAPHIC] About the Details

Credit Risk

Credit risk is the risk that the issuer will be unable to pay interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Event Risk

Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds may decline significantly.

Foreign Government Debt

The Master Aggregate Bond Index Series may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies. Investments in these securities subject the Master Aggregate Bond Index Series to the risk that a government entity may delay or refuse to pay interest or repay principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, or the relative size of its debt position to its economy. If a government entity defaults, it may ask for more time in which to pay or for further loans. There may be no bankruptcy proceeding that the underlying fund can use to collect payments on debt securities that a government entity has not repaid.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds or the underlying funds, including how they invest, please see the Statement of Additional Information.

MERCURY QA STRATEGY SERIES, INC.

[GRAPHIC] Account Choices

PRICING OF SHARES

Each Fund offers four classes of shares, each with its own sales charge and expense structure allowing you to invest in the way that best suits your needs. Each share class of a Fund represents an ownership interest in the same investment portfolio. The class of shares you should choose will be affected by the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which pricing option is best suited to your personal financial goals.

For example, if you select Class I or Class A shares of a Fund, you generally pay a sales charge at the time of purchase. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

If you select Class B or Class C shares of a Fund, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

Each Fund ’s shares are distributed by Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.

A subscription period for the Funds’ shares will end on May 12, 2000, unless extended. Subscriptions will be payable, shares will be issued and each Fund will commence operations on the third business day after the end of the subscription period. A Fund or the distributor can terminate the subscription offering at any time, in which case the Fund will not commence operations or will commence operations with a limited number of shares.

After a Fund commences operations, its shares can be purchased on each business day.

MERCURY QA STRATEGY SERIES, INC.

[GRAPHIC] Account Choices

To better understand the pricing of each Fund’s shares, we have summarized the information below:

	Class I	Class A	Class B	Class C

Availability?	Limited to certain investors including:	Generally available through selected securities dealer and other financial intermediaries.	Generally available through selected securities dealer and other financial intermediaries.	Generally available through selected securities dealer and other financial intermediaries.
• Current Class I shareholders
• Certain Retirement Plans
• Participants of certain sponsored programs
• Certain affiliates of selected securities dealers and other financial intermediaries

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	Yes. Payable at time of purchase. Lower sales charges available for certain larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year).	No. (May be charged for purchases over $1 million that are redeemed within one year).	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. No Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.

Conversion to Class A shares?	No.	Not applicable.	Yes, automatically after approximately 8 years.	No.

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Right of Accumulation —  permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class I and Class A Shares — Initial Sales Charge Options
The public offering price of Class I and Class A shares of a Fund during the subscription period is $10.00 per share. If you select Class I or Class A shares, you will pay a sales charge at the time of purchase (whether during or after the subscription period) as shown in the following table. During the subscription period, securities dealers will receive compensation equal to the entire sales charge (and therefore, may be deemed to be underwriters). After the subscription period, the dealer compensation will be as shown in the last column.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.

**
If you invest $1,000,000 or more in Class I or Class A shares of a Fund, you may not pay an initial sales charge. In that case, the investment adviser compensates the selling dealer or other financial intermediary from its own funds. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and Class A shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares of a Fund that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or Class A shares of a Fund may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent

•	Certain trusts managed by banks, thrifts or trust companies including those affiliated with Mercury or its affiliates

•	Certain employer-sponsored retirement or savings plans

•	Certain investors, including directors or trustees of mutual funds sponsored by Mercury or its affiliates, employees of Mercury and its affiliates and employees of selected dealers

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[GRAPHIC] Account Choices

•	Certain fee-based programs managed by Mercury or its affiliates

•	Certain fee-based programs managed by selected dealers and other financial intermediaries that have an agreement with Mercury

•	Purchases through certain financial advisers, selected dealers, brokers, investment advisers, service providers and other financial intermediaries that have an agreement with Mercury

•	Purchases through certain accounts on which Mercury or an affiliate exercises investment discretion

Only certain investors are eligible to buy Class I shares, including existing Class I shareholders of the Fund, certain retirement plans and participants in certain programs sponsored by Mercury or its affiliates. Your financial consultant or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares of a Fund under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I shares since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares of a Fund and within 30 days buy new shares of the same class of the same Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, other financial intermediary or the Funds’ transfer agent at 1-888-763-2260.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that each Fund has adopted under Rule 12b-1 under the Investment Company Act of 1940. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial consultant, dealer or other financial intermediary who assists you in your decision to purchase the shares of such Fund.

MERCURY QA STRATEGY SERIES, INC.
[GRAPHIC] Account Choices

Class B Shares

If you redeem Class B shares of a Fund within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*

0 —1	4.00%

1 —2	4.00%

2 —3	3.00%

3 —4	3.00%

4 —5	2.00%

5 —6	1.00%

6 and after	0.00%

*
The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired by dividend reinvestment are not subject to a deferred sales charge. Mercury funds may not all have identical deferred sales charge schedules. In the event of an exchange for the shares of another Mercury fund, the higher charge, if any, would apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 [1] /2 years old

•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts, and certain retirement plan rollovers

•	Redemption in connection with participation in certain fee-based programs managed by Mercury or its affiliates

•	Redemption in connection with participation in certain fee-based programs managed by selected dealers and other financial intermediaries that have agreements with Mercury

•
Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held

•	Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established

MERCURY QA STRATEGY SERIES, INC.
[GRAPHIC] Account Choices

Your Class B shares convert automatically into Class A shares of the same Fund approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares of a Fund in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of another Mercury fund with a longer conversion schedule, the other fund’s conversion schedule will apply. In any event, the length of time that you hold the original and exchanged Class B shares in both funds will count toward the conversion schedule.

The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares of a Fund within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relative to Class C shares may be reduced or waived in connection with certain involuntary termination(s) of an account in which Fund shares are held and withdrawals through the Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart below summarizes how to buy, sell, transfer and exchange shares through your financial consultant, securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the transfer agent. To learn more about buying shares through the transfer agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial consultant or other financial intermediary may help you with this decision.

MERCURY QA STRATEGY SERIES, INC.
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If you want to	Your choices	Information important for you to know

Buy shares	First, select the share class appropriate for you	Please refer to the pricing of shares table on page 32. Be sure to read this Prospectus carefully.

	Next, determine the amount of your investment	The minimum initial investment for a Fund is $1,000 for all accounts except:
• $500 for certain fee-based programs
• $100 for retirement plans

(The minimums for initial investments may be waived or reduced under certain circumstances.)

Have your financial consultant, securities dealer, or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m.
Eastern time) will be priced at the net asset value determined that day.

Purchase orders received after that time will be priced at the net asset value determined on the next business day. A Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Certain financial intermediaries may charge a fee to process a purchase.
For example, the fee charged by Merrill Lynch, Pierce, Fenner & Smith
Incorporated is currently $5.35. The fees charged by other financial intermediaries may be higher or lower.

Or contact the transfer agent	To purchase shares directly, call the transfer agent to request a purchase application. Mail the completed purchase application to the transfer agent at the address on the inside back cover of this
Prospectus.

Add to your investment	Purchase additional shares	The minimum investment for additional purchases is generally $100 for all accounts except:
• $50 for certain fee-based programs
• $1 for retirement plans

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may automatically invest a specific amount on a periodic basis through your securities dealer or other financial intermediary:
• The current minimum for such automatic investments is $100. The minimum may be waived or revised under certain circumstances.

Transfer shares to another securities dealer or other financial intermediary	Transfer to a participating securities dealer or other financial intermediary	To transfer your shares of a Fund to another securities dealer or financial intermediary, authorized agreements must be in place between the distributor and each of the transferring and receiving securities dealer or other financial intermediary. Certain shareholder services may not be available for the transferred shares. All future trading of these shares must be coordinated by the receiving securities firm.

MERCURY QA STRATEGY SERIES, INC.
[GRAPHIC] Account Choices

If you want to	Your choices	Information important for you to know

	Transfer to a non-participating securities dealer or other financial intermediary	You cannot transfer your shares of a Fund to a securities dealer or other financial intermediary that does not have an authorized agreement with the distributor. You must either:
• Transfer your shares to an account with the transfer agent; or
• Sell your shares, paying any applicable deferred sales charge.

Sell your shares	Have your financial consultant, securities dealer, or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally at 4:00
p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Certain financial intermediaries may charge a fee to process a sale of shares. For example, the fee charged by Merrill Lynch, Pierce, Fenner &
Smith Incorporated is currently $5.35. The fees charged by other financial intermediaries may be higher or lower.

A Fund may reject an order to sell shares under certain circumstances.

Sell through the transfer agent	You may sell shares held at the transfer agent by writing to the transfer agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The transfer agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before a
Fund has collected payment for the purchase of shares, the Fund or the transfer agent may delay mailing your proceeds. This delay usually will not exceed ten days.

Sell shares systematically	Participate in a Fund’s Systematic Withdrawal Plan	You can generally arrange through your selected dealer or other financial intermediary for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. You must have dividends automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% of the value of your shares at the time the Plan is established. The deferred sales charge is waived for systematic redemptions. Ask your financial consultant or other financial intermediary for details.

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If you want to	Your choices	Information important for you to know

Exchange your shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus.	You can exchange your shares of a Fund for shares of other Mercury mutual funds or for shares of the Summit Cash Reserves Fund. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of a Fund’s shares is generally exchangeable for shares of the same class of another Mercury fund. If you own Class I shares (and wish to exchange into a fund in which you have no Class I shares and you are not eligible to buy Class I Shares), you will exchange into Class
A shares. If you own Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit. Class B or Class C shares can be exchanged for Class B shares of Summit.

Some of the Mercury mutual funds may impose a different initial or deferred sales charge schedule. If you exchange Class I or Class A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be charged the difference at the time of exchange. If you exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. Your time in both funds will also count when determining the holding period for a conversion from
Class B to Class A shares.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Funds take any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

Each Fund also reserves the right to terminate any account engaging in market-timing mutual funds. For purposes of this policy, “market-timing” involves three or more purchases and/or sales of shares of mutual funds within a 90 day period to capture short term profits resulting from market volatility.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Funds may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the NAV next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

The investment adviser, the Distributor or their affiliates may make payments out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, after the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Net asset value is generally calculated by valuing each security or other asset at its closing price for the day. Many of the Mercury QA International Fund’s investments are traded on foreign securities exchanges that close many hours before the New York Stock Exchange. Events that could affect securities prices that occur between these times normally are not reflected in the underlying fund’s net asset value. Foreign securities sometimes trade on days that the New York Stock Exchange is closed. As a result, the Mercury QA International Fund’s net asset value may change on days when you will not be able to purchase or redeem the underlying fund’s shares. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

Generally, Class I shares will have the highest net asset value, because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares because Class B and Class C shares have distribution fees and higher transfer agency fees. Also, dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.

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[GRAPHIC] Account Choices

Dividends  — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Mercury or an affiliate of Mercury, or by selected dealers that have an agreement with Mercury, you may be able to buy Class I shares at net asset value, including through exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into Summit. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant or other financial intermediary.

DIVIDENDS AND TAXES

Each Fund will distribute at least annually any net investment income and any net realized long or short term capital gains. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your financial consultant or other financial intermediary about which option you would like. If your account is with the transfer agent, and you would like to receive dividends in cash, contact the transfer agent. Although this cannot be predicted with any certainty, the Funds anticipate that the majority of their dividends, if any, will consist of capital gains.

MERCURY QA STRATEGY SERIES, INC.
[GRAPHIC] Account Choices

“Buying a dividend”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Funds intend to pay dividends that will either be taxed as ordinary income or capital gains. Capital gain dividends of individuals are generally taxed at different rates than ordinary income dividends. Capital gains are generally taxed at different rates than ordinary income depending on how long a Fund holds its investments.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund expects to make an election (when over 50% of its assets consists of foreign stocks or securities at its fiscal year end) that will generally require shareholders to include in income their share of foreign withholding taxes paid by the Fund. Shareholders may be entitled to treat these taxes as taxes paid by them, and therefore, deduct such taxes in computing their taxable income or, in some cases, to use them as foreign tax credits against the U.S. income taxes otherwise owed.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, a Fund must withhold 31% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

MERCURY QA STRATEGY SERIES, INC.
[GRAPHIC] The Portfolio Management

MANAGEMENT OF THE FUNDS

Mercury Asset Management US, a division of Fund Asset Management, L.P., is the Fund’s investment adviser. The investment adviser manages the Funds’ investments and business operations under the overall supervision of the Board of Directors of the Funds. The investment adviser’s responsibilities include determining changes to (a) the underlying funds in which the Funds may invest; (b) the percentage of assets of each Fund invested in an underlying fund; and (c) the percentage range of assets of any Fund that may be invested in the underlying equity funds and the underlying fixed income funds as separate groups. The investment adviser is responsible for making all investment decisions for the Funds. The investment adviser or its affiliates also serves as investment adviser to each underlying fund. The investment adviser’s principal business address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Philip Green is a Senior Vice President and Portfolio Manager of each Fund and is primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. Green has been a Senior Vice President of Fund Asset Management, L.P. and certain of its affiliates since 1999, a Managing Director and Portfolio Manager of Global Institutional Services at Bankers Trust from 1997 to 1999, a Vice President of Quantitative Equities at Bankers Trust in 1996, a Vice President of Asset Allocations Strategies at Bankers Trust from 1994 to 1996, a Vice President of Foreign Exchange and Currency Overlay Strategies at Bankers Trust from 1988 to 1999 and an Assistant Treasurer of Asset Management Group at Bankers Trust from 1985 to 1988.

Mercury Asset Management US is a division of Fund Asset Management, L.P. Fund Asset Management, L.P. was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management, L.P. and its affiliated advisers had approximately $550.07 billion in investment company and other portfolio assets under management as of January 31, 2000. This amount includes assets managed for affiliates.

The investment adviser is paid at the rate of 0.15% of each Fund ’s average daily net assets for asset allocation services.

In addition, each Fund, as a shareholder of the underlying funds, will indirectly bear a proportionate share of any investment advisory fees and other expenses paid by the underlying funds. Because of this, the expenses associated with investing in this type of Fund are generally higher than those for mutual funds that do not invest primarily in other underlying funds. In addition, the following chart shows the contractual management fees payable to the investment adviser and its affiliates by the underlying funds. Some of these rates may be lower due to voluntary fee waivers by the investment adviser of the underlying fund. In addition, the chart shows the current annual fund operating expenses of Class I shares of each underlying fund in which the Funds expect to initially invest, after applicable fee waivers.

Underlying Fund(a)	Contractual Management Fee	Annual Fund Operating Expenses

Mercury QA Large Cap Core Fund(a)	0.40%	1.16%

Mercury QA Large Cap Value Fund(a)	0.40%	1.16%

Mercury QA Large Cap Growth Fund(a)	0.40%	1.16%

Mercury QA Mid Cap Fund(a)	0.55%	1.60%

Mercury QA Small Cap Fund(a)	0.55%	1.65%

Mercury QA International Fund(a)	0.65%	1.75%

Master Aggregate Bond Index Series(b)(c)	0.06%	0.07%

(a)
The investment adviser of each Mercury QA Equity Fund has entered into a contractual arrangement with the Mercury QA Equity Funds as necessary to assure that expenses incurred (excluding Distribution and/or Service Fees) by each class of each Fund will not exceed 1.50% for Mercury QA Large Cap Core Fund, Mercury QA Large Cap Value Fund and Mercury QA Large Cap Growth Fund, 1.65% for Mercury QA Mid Cap Fund and Mercury QA Small Cap Fund, and 1.75% for Mercury QA International Fund. This arrangement has a one-year term and is renewable.

(b)
The investment adviser of Quantitative Master Series Trust has entered into contractual arrangements to provide that the management fee for the series when combined with administrative fees of certain funds that invest in the series, will not exceed specific amounts. As a result of these contractual arrangements, the investment adviser of the Master Aggregate Bond Index Series currently receives a fee of 0.01%.

(c)	The fee rate paid to the investment adviser and its affiliates by the Master Aggregate Bond Index Series during the fiscal year ended December 31, 1999 (including voluntary waivers) was 0.01%.

MERCURY QA STRATEGY SERIES, INC.
[GRAPHIC] The Portfolio Management

A Note about Year 2000

As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the “Year 2000 Problem”). It is still possible that some computer systems could malfunction in the future because of the Year 2000 Problem or as a result of actions taken to address the Year 2000 Problem. Fund management does not anticipate that its services or those of the Funds’ other service providers will be adversely affected, but Fund management will continue to monitor the situation. If malfunctions related to the Year 2000 Problem do arise, the Funds and their investments could be negatively affected.

MERCURY QA STRATEGY SERIES, INC.

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Funds

Mercury QA Strategy Growth and Income Fund
Mercury QA Strategy Long-Term Growth Fund
Mercury QA Strategy All-Equity Fund
of Mercury QA Strategy Series, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011
(888-763-2260)

Investment Adviser and Administrator

Mercury Asset Management US,
a division of Fund Asset Management, L.P.
800 Scudders Mill Road
Plainsboro, New Jersey 08536

Transfer Agent

Financial Data Services, Inc.
Administrative Offices:
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Mailing Address:
P.O. Box 45289
Jacksonville, Florida 32232-5289
(888-763-2260)

Independent Auditors

Deloitte & Touche, LLP
Princeton Forrestal Village
116-300 Village Boulevard
Princeton, New Jersey 08540-6400

Distributor

Mercury Funds Distributor,
a division of Princeton Funds Distributor, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

Custodian for the Funds and the Mercury QA Equity Funds

The Chase Manhattan Bank
4 Chase MetroTech, 18th Floor
Brooklyn, New York 11245

Custodian for Master Aggregate Bond Index Series

Merrill Lynch Trust Company
800 Scudders Mill Road
Plainsboro, New Jersey 08536

Counsel

Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, New York 10174

MERCURY QA STRATEGY SERIES, INC.
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SHAREHOLDER REPORTS

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. You may obtain these reports at no cost by calling 1-888-763-2260.

If you hold your Fund shares through a brokerage account or directly at the transfer agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your financial consultant or other financial intermediary, or, if none, write to the transfer agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or other financial intermediary, or the transfer agent at 1-888-763-2260.

STATEMENT OF ADDITIONAL INFORMATION

The Funds ’ Statement of Additional Information contains further information about the Funds and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing or calling the Funds at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-888-763-2260.

Contact your financial consultant, other financial intermediary, or the Funds at the telephone number or address indicated on the inside back cover of this Prospectus if you have any questions.

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the SEC ’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC ’s Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this
prospectus. No one is authorized to provide you with information that is different from the information contained in this prospectus.

Investment Company Act File #811-09617.

Code #19090-0400.
©Fund Asset Management, L.P.

Mercury QA Strategy Series, Inc.
Mercury QA Strategy Growth And Income Fund
Mercury QA Strategy Long-Term Growth Fund
Mercury QA Strategy All-Equity Fund

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PROSPECTUS   •   April 17, 2000

[LOGO OF MERCURY ASSET MANAGEMENT]

STATEMENT OF ADDITIONAL INFORMATION

Mercury QA Strategy Growth and Income Fund
Mercury QA Strategy Long-Term Growth Fund
Mercury QA Strategy All-Equity Fund
of Mercury QA Strategy Series, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (888) 763-2260

           Mercury QA Strategy Growth and Income Fund, Mercury QA Strategy Long-Term Growth Fund and Mercury QA Strategy All-Equity Fund (each a “Fund,” and collectively the “Funds”) are each separate non-diversified series of Mercury QA Strategy Series, Inc. (the “Corporation”), an open-end investment company (commonly known as a mutual fund). The investment objective of the Mercury QA Strategy Growth and Income Fund is to provide high total return with reduced risk over the long term. The investment objective of the Mercury Strategy Long-Term Growth Fund and Mercury Strategy All Equity Fund is to provide long term capital growth. Each Fund seeks to achieve its respective investment objective by investing in a mix of underlying funds (the “Underlying Funds”) managed or distributed by Mercury Asset Management US, a division of Fund Asset Management, L.P. (“Mercury” or the “Investment Adviser”) or one of its affiliates. In addition, each Fund may invest some of its assets directly in derivative instruments. There can be no assurance that the investment objective of a Fund will be realized.

           Each Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. This permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. The Funds’ distributor is Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc. (“MFD” or the “Distributor”).

           This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Corporation, dated April 17, 2000 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling the Funds at 888-763-2260 or your financial consultant, or by writing to the address listed above. The Prospectus is incorporated by reference to this Statement of Additional Information, and this Statement of Additional Information has been incorporated by reference to the Prospectus.

Mercury Asset Management US, a division of Fund
Asset Management, L.P. — Investment Adviser
Mercury Funds Distributor, a division of Princeton Funds
Distributor, Inc. — Distributor

The date of this Statement of Additional Information is April 17, 2000.

INVESTMENT OBJECTIVES AND POLICIES

           Each Fund is a separately managed, non-diversified mutual fund with its own investment objective and policies. Each Fund has been constructed as a “fund of funds,” which means that it seeks to achieve its investment objective primarily through investments in a combination of Underlying Funds. In addition, each Fund may also invest some of its assets directly in individual securities and other financial instruments, such as derivative instruments.

           The table below lists the investment objective of each Fund:

Fund	Investment Objective
Mercury QA Strategy Growth and Income Fund	to provide high total return with reduced risk over the long term

Mercury QA Strategy Long-Term Growth Fund	to provide long term capital growth

Mercury QA Strategy All-Equity Fund	to provide long term capital growth

           The investment objective of each Fund is a fundamental policy and may not be changed without shareholder approval. However, the Board of Directors of the Corporation (the “Directors ”) may change, without shareholder approval, the particular Underlying Funds in which each Fund may invest, the percentage of each Fund’s assets to be invested in each Underlying Fund and the strategic target allocation and allocation ranges between the equity market segment and the fixed-income segment. Reference is made to “About the Details—How the Funds Invest” in the Prospectus for a discussion of the investment objective and policies of each Fund and the Underlying Funds. There can be no assurance that the investment objectives of the Funds will be realized.

           The following description provides additional information regarding the Underlying Funds and the types of investments that the Underlying Funds and the Funds may make.

Other Investment Policies, Practices and Risks

           The Funds invest in a mix of Underlying Funds, as well as directly in securities and other financial instruments. Therefore, the Funds are subject to the risks associated with their direct investments, as well as the risks associated with an investment in the Underlying Funds. Accordingly, this section “Other Investment Policies, Practices and Risks” discusses both types of risks, and the term “Investment Adviser” refers to the investment adviser of the Underlying Funds and Mercury, and the term “Fund” refers to the Funds and the Underlying Funds.

           Cash Management.    Generally, the Investment Adviser will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Investment Adviser, a portion of the Funds’ assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions ( “U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by Standard and Poor’s Rating Group (“S&P”) or, if unrated, of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser.

           Dollar Rolls.    With the exception of the Mercury QA Strategy All-Equity Fund, each Fund may enter into dollar rolls, in which a Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities sold. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

            Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below the price of the securities the Fund has sold. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques which can be deemed to involve leverage. A Fund will establish a segregated account with its custodian in which it will maintain liquid securities in an aggregate amount equal to the amount of the forward commitment. A Fund will engage in dollar roll transactions to enhance return and not for the purpose of borrowing. Each dollar roll transaction is accounted for as a sale of a portfolio security and a subsequent purchase of a substantially similar security in the forward market.

           Short Sales.    In connection with the use of certain instruments based upon or consisting of one or more baskets of securities or instruments, the Investment Adviser may sell a security a Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales), including securities or instruments not represented in an index correlating with the Fund’s particular market segment. Such transactions will be used to seek to achieve efficiencies in a Fund and/or add value to the Fund. Generally, to complete a short sale transaction, a Fund will borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by a Fund. If the price of a security sold short goes up between the time of the short sale and the time a Fund must deliver the security to the lender, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If a Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own. Until the security is replaced, a Fund is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, a Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until a Fund replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

            Investment in Fixed-Income Securities.     Because a Fund may invest in fixed-income securities, the Fund will be subject to the general risks inherent in such securities, primarily interest rate risk, credit risk and prepayment risk.

           Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. As a rule bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds generally fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal. These basic principles of bond prices also apply to U.S. Government Securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

           Credit risk is the possibility that an issuer of securities held by a Fund will be unable to make payments of either interest or principal or will be perceived to have a diminished capacity to make such payments in the future. The credit risk of a Fund is a function of the diversification and credit quality of its underlying securities.

           A Fund may also be exposed to event risk, which includes the possibility that fixed-income securities held by a Fund may suffer a substantial decline in credit quality and market value due to issuer restructurings. Certain restructurings such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm’s existing debt securities may decline significantly. Other types of restructurings (such as corporate spinoffs or privatizations of governmental or agency borrowers or the termination of express or implied governmental credit support) may also result in decreased credit quality of a particular issuer.

           Prepayment risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the mortgage-backed securities held by a Fund may exhibit price characteristics of longer-term debt securities.

Foreign Investment Risks

            International Investing.     International investments involve certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other U.S. or foreign governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial and social factors. Because a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments that could affect investments in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes. As a result, management of a Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

           For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the “Maastricht Treaty”) set out a framework for a European Economic and Monetary Union (“EMU”) among the countries that comprise the European Union (“EU”). EMU established a single common European currency (the “euro ”) that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants on January 1, 1999. Certain securities issued in participating EU countries (beginning with government and corporate bonds) will be redenominated in the euro, and are listed, and traded, and make dividend and other payments, only in euros.

           No assurance can be given that EMU will continue to proceed as planned, that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which would diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU by an initial participant could cause disruption of the financial markets as securities that have been redenominated in the euro are transferred back into that country’s national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on a Fund ’s investments in Europe generally or in specific countries participating in EMU. Gains or losses resulting from the euro conversion may be taxable to a Fund’s shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

           Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company ’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

           Foreign financial markets, while generally growing in trading volume, typically have substantially less volume than U.S. markets, and securities of many foreign. companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in a Fund having additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Funds due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. In some countries, there is less governmental supervision and regulation of exchanges, brokers and issuers than there is in the United States.

           A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, as amended (the “Investment Company Act ”), a Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for a Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. A Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

           In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively-traded securities. The Investment Company Act limits an Underlying Fund’s ability to invest in any equity security of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities” as defined by the rules thereunder. These provisions may restrict an Underlying Fund’s investments in certain foreign banks and other financial institutions.

           A Fund may invest in a diverse array of countries. The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation or negative correlation in movements of these securities markets occurs, it may reduce risk for the Fund ’s portfolio as a whole. This negative correlation also may offset unrealized gains the Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates, where the different markets are denominated in different currencies. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

            Investment in Emerging Markets.     The Funds have the ability to invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, an “emerging market country” is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

            Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gain taxes on foreign investors.

           Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that a Fund could lose the entire value of its investments in the affected markets.

           Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities.

           Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unrealiable.

           In Russia, for example, registrars are not subject to effective government supervision nor are they always independent from issuers. The possibility of fraud, negligence, undue influence being exerted by the issuers or refusal to recognize ownership exists, which along with other factors could result in the registration being completely lost. Therefore, investors should be aware that a Fund would absorb any loss resulting from these registration problems and may have no successful claim for compensation. Some of these concerns may also exist in other emerging capital markets.

            When-Issued Securities and Forward Commitments.     A Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. A Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price at the time of entering into the transaction. The Funds have not established any limit on the percentage of their assets that may be committed in connection with these transactions. When a Fund is purchasing securities in these transactions, it maintains a segregated account with its custodian of cash, cash equivalents, U.S. Government Securities or other liquid securities in an amount equal to the amount of its purchase commitments.

           There can be no assurance that a security purchased on a when-issued basis will be issued, or a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the purchase price. A Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

            Illiquid or Restricted Securities.     Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

           Each Fund may invest in securities that are restricted securities. Restricted securities have contractual or legal restrictions on their resale and include “private placement” securities that a Fund may buy directly from the issuer. Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value.

           In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund ’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

           144A Securities.    For purposes of this section, the term “Board of Directors” shall be deemed to mean both the Board of Directors of the Funds and the Board of Trustees or Board of Directors of the Underlying Funds, as applicable.
            Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradeable in their primary markets offshore or the Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Funds’ investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

           Standby Commitment Agreements.    The Funds may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. A Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of all other illiquid securities, will not exceed 15% of its net assets taken at the time of the commitment. A Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government Securities or other liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

           There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

           The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

            Repurchase Agreements.    Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, primary dealers in U.S. Government Securities, or an affiliate thereof, or with other entities which the Investment Adviser otherwise deems to be creditworthy. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates a Fund from fluctuations in the market value of the underlying security during such period although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund’s return may be affected by currency fluctuations. A Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. A Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by a Fund but only constitute collateral for the seller ’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default by the seller under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to a Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

            Convertible Securities.     Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

           The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

           In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

            Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to a convertible security denominated in a currency different from that of the underlying equity security, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.

           Apart from currency considerations, the value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

           To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

           Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party at a time that is disadvantageous to he Fund. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

           New Issues.    Each Fund may seek to purchase “hot issues”—that is, newly issued securities, sometimes with the intent of quickly selling such securities in the secondary market for an amount higher than the issue price (“Hot IPOs”). Newly issued securities lack established trading histories and may be issued by companies with limited operating histories. A Fund also would bear the risk of the security trading at a discount to the issue price. A Fund may not be able to obtain an allocation of a Hot IPO, or in the amount that it would like.

            Securities Lending.    Each Fund may lend securities with a value not exceeding 33  1 /3% of its total assets. In return, a Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the U.S. Government. If cash collateral is received by a Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to a Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on a Fund ’s portfolio is increased by loans of its portfolio securities. A Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. A Fund may pay reasonable finder’s, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, a Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

            Borrowing and Leverage.    The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of a Fund’s shares and in the yield on the Fund ’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding.

           Borrowings will create interest expenses for a Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

           Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

           To the extent allowed by law and as permitted by a Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, a Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

           Small Cap Companies.    An investment in smaller capitalization securities involves greater risk than is customarily associated with funds that invest in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Because of these factors, investments in smaller capitalization securities shares may be suitable for investment by persons who can invest without concern for current income and who are in a financial position to assume above-average investment risk in search of above-average long term reward. It is not intended as a complete investment program but is designed for those long term investors who are prepared to experience above-average fluctuations in net asset value.

           While investments in smaller capitalization securities may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. Full development of these companies and trends frequently takes time and, for this reason, any investment in smaller capitalization securities should be considered as a long term investment and not as a vehicle for seeking short term profits.

           The smaller capitalization securities in which the Funds invest will often be traded only in the over-the-counter (“OTC”) market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities, to meet redemptions or otherwise, may require the Fund to sell these securities at a discount from market prices or during periods when such disposition may not be desireable, or to make many small sales over a lengthy period of time.

           Equity securities of specific small cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

           Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

            Mortgage Backed Securities.     With the exception of the Mercury QA Strategy All-Equity Fund, the Funds may invest in mortgage backed securities. The value of mortgage backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage backed securities, the yield a Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases mortgage backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long term security. Since long term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of a Fund. See “Investment in Fixed-Income Securities” and “Illiquid or Restricted Securities” above.

Strategies Involving Options, Futures, Swaps, Indexed Instruments and Foreign Exchange Transactions

           Each Fund may also invest in derivative instruments that it believes may serve as substitutes for individual securities in an attempt to broadly represent a particular market or market segment. The derivative instruments in which each Fund may invest include the purchase and writing of options on securities indices and the writing of covered call options on stocks or derivative instruments correlated with an index or components of the index rather than securities represented in that index. Each Fund will normally invest a substantial portion of its assets in options and futures contracts correlated with an index representing a Fund ’s particular market segment. Each Fund may also utilize options on futures, swaps and other indexed instruments and convertible bonds. Derivatives may be employed as a proxy for a direct investment in securities underlying the relevant index. Options, futures and other derivative instruments may also be employed to gain market exposure quickly in the event of subscriptions, provide liquidity, to invest uncommitted cash balances, for non-hedging purposes and in connection with short-term trading opportunities. Each Fund may also use derivatives in connection with the investment strategy that seeks to profit from differences in price when the same (or similar) security, currency or commodity is traded in two or more markets.

           In addition, a Fund may engage in futures contracts on foreign currencies in connection with certain foreign security transactions and as an efficient and less costly way of emphasizing or de-emphasizing investment in particular countries represented in its particular market segment.

           The Investment Adviser will choose among the foregoing instruments based on its judgment of how best to meet each Fund’s goals. In connection therewith, the Investment Adviser will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and a Fund’s cash flow and cash management needs.

Indexed Securities

           The Funds may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an “index”). As an illustration, a Fund may invest in a debt security or total return swap that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject, in the case of a debt security to reduced or eliminated interest payments or loss of principal, or, in the case of a total return swap, substantial payments to the counterparty in the event of an adverse movement in the relevant index.

Options on Securities and Securities Indices

            Purchasing Options.    Each Fund is authorized to purchase put options on securities held in its portfolio or securities indices the performance of which is substantially correlated to securities held in its portfolio. When a Fund purchases a put option, in consideration for an upfront payment (the “option premium”) the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price ”) on or before a specified date (the “expiration date ”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Funds’ risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option ’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

           Each Fund is also authorized to purchase call options on securities it intends to purchase or securities indices the performance of which is substantially correlated to securities held in its portfolio. When a Fund purchases a call option, in consideration for the option premium the Fund acquires the right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to maintain exposure to an index prior to purchasing the underlying securities, in the case of an option on an index (an “anticipatory hedge”). In the event a Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

            Each Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

           Writing Options.    Each Fund is authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices, the performance of which is substantially correlated to securities held in its portfolio. When a Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Funds may write call options to earn income through the receipt of option premiums. In the event the party to which a Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, a Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

           Each Fund may also write put options on securities or securities indices the performance of which is substantially correlated to securities held in its portfolio. When a Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Funds may write put options to earn income through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, a Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may exceed substantially the amount of option premium received by the Fund for writing the put option. A Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options—for example, the sale and purchase of options on the same security or index but different expiration dates or exercise prices (a technique called a “spread”).

           Each Fund is also authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

           Other than with respect to closing transactions, a Fund will only write call or put options that are “covered.” A put option will be considered covered if a Fund has segregated assets with respect to such option in the manner described in “Risk Factors in Derivatives” below. A call option will be considered covered if a Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

           Types of Options.    Each Fund may engage in transactions in options on securities or securities indices on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See “Additional Risk Factors of OTC Transactions” below.

Futures

           Each Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. An index futures contract is a contract to buy or sell units of a particular index of securities at a specified future date at a price agreed upon when the contract is made. Index futures contracts typically specify that no delivery of the actual securities making up the index takes place. Instead, upon termination of the contract, final settlement is made in cash based on the difference between the contract price and the actual price on the termination date of the units of the index. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, a Fund is required to deposit collateral (“margin ”) equal to a percentage (generally less than 10%) of the contract value with the Futures Commission Merchant (the “FCM”) effecting the Fund’s transactions or in a third party account with the Fund’s custodian. Each day thereafter until the futures position is closed, a Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

           Whether the margin is deposited with the FCM or with the custodian, the margin may be deemed to be in the FCM’s custody, and, consequently, in the event of default due to the FCM’s bankruptcy, the margin may be subject to pro rata treatment as the FCM’s assets, which could result in potential losses to a Fund and its shareholders. Even if a transaction is profitable, a Fund may not get back the same assets which were deposited as a margin or may receive payment in cash.

           The sale of a futures contract limits a Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the future contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

           The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

           A Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission. A Fund will only engage in futures and options transactions from time to time. A Fund is under no obligation to use such transactions and may choose not to do so.

Swaps

           The Funds are authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities.

Foreign Exchange Transactions.

           A Fund may engage in futures contracts on foreign currencies and foreign currency forward and spot transactions in connection with transactions or anticipated transactions in securities denominated in foreign currencies. A Fund is not required to engage in futures contracts, and may not do so. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. A Fund may enter into a foreign exchange transaction for purposes of hedging (including anticipatory hedges) a specific transaction by, for example, purchasing a currency needed to settle a security transaction at a future date or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

Other Investment Policies the Funds May Use.

           The Funds may also seek to profit from differences in price when the same (or a similar) security, currency or commodity is traded in two or more markets. For example, the Funds may seek to earn a profit from differences between (i) the value of a derivative and the value of a particular index, (ii) the implied value of an option to convert a convertible bond and the actual value of such option, (iii) the value of a company’s shares listed on more than one exchange, and (iv) the value of the stock of a company subject to an announced, but not yet completed, merger, takeover or other significant corporate event and the expected value of the stock upon completion of such event.

Risk Factors in Derivatives

           The Funds intend to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or that a Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

           Certain transactions in derivatives (e.g., futures transactions, sales of put options) may expose a Fund to potential losses which exceed the amount originally invested by the Fund in such instruments. When a Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions

           Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options may be substantially less liquid than other instruments in which a Fund may invest. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the investment adviser to the Fund anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

           Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Merger Transaction Risk

           A Fund may buy stock of the target company in an announced merger transaction prior to the consummation of that transaction. In that circumstance, the Fund would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Fund for the target company’s stock. This strategy is subject to the risk that the merger transaction may be canceled, delayed or restructured, in which case the Fund’s holding of the target company’s stock may not result in any profit for the Fund and may lose significant value.

Additional Limitations on the Use of Derivatives

           The Funds may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Additional Information Concerning Market Segments

           Each of the market segments targeted by an Underlying Fund is reflected in a broad-based market index. Except for the Master Aggregate Bond Index Series, in which the fixed-income portion of each Fund will be initially invested, none of the Underlying Funds is an index fund; that is, none of these Underlying Funds seeks to replicate the performance of a particular index. However, each of these Underlying Funds generally will invest in its targeted equity market segment with risk and style characteristics similar to those of the respective index that is described below:

Standard and Poor’s 500 Composite Stock Price Index (Mercury QA Large Cap Core Fund)

           The Standard and Poor’s 500 Composite Stock Price Index (“S &P 500”) is composed of 500 common stocks issued by U.S. large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. large capitalization stocks. The S&P 500 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index ’s performance. Currently, the largest stocks in the S &P 500 have an effect on the performance of the index that is many times greater than the effect of the other stocks in the index. The stocks in the S&P 500 are chosen by the S&P, a division of the McGraw-Hill Companies, Inc. S&P chooses stocks for inclusion in the S&P 500 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors.

Standard and Poor’s 500/Barra Value Index (Mercury QA Large Cap Value Fund)

           The Standard and Poor’s 500/Barra Value Index (“S&P 500/Barra Value Index”) includes approximately one-half of the companies in the S&P 500, which are considered “value” stocks, based on their price-to-book ratios. This is determined by dividing the book value per share of common stock of each company in the S&P 500 by the price per share of the company. Each company in the S&P 500 is then assigned to either the S&P 500/Barra Value Index or the Standard and Poor’s 500/Barra Growth Index (“S&P 500/Barra Growth Index”). The S&P 500/Barra Value Index contains companies with lower price-to-book ratios while the S &P 500/Barra Growth Index contains companies with higher price-to-book ratios. The S&P 500/Barra Value and Growth Indexes are designed so that the combined capitalization of the S &P 500 is approximately equally divided between the S&P 500/Barra Value and Growth Indexes. Over time, the relative capitalization weightings in the S&P 500/Barra Value and Growth Indexes will vary due to capitalization changes of the companies in the respective index. Accordingly, every six months, the S&P 500/Barra Value and Growth Indexes are rebalanced so that the combined index capitalization of the S &P 500 is once again approximately equally split between the S&P 500/Barra Value and Growth Indexes. Each time the S &P 500/Barra Value and Growth Indexes are rebalanced, a cutoff value is determined based on the price-to-book ratio of the company in the S&P 500/Barra Value Index with the highest price-to-book ratio. This cutoff value is used to determine whether to place a company into the S&P 500/Barra Value Index or the S&P 500/Barra Growth Index. If a company ’s price-to-book ratio is above the cutoff value, it is placed in the S&P 500/Barra Growth Index; otherwise, it is added to the S&P 500/Barra Value Index. When companies are deleted from the S&P 500, they are also deleted from the S&P 500/Barra Value or Growth Indexes, as applicable. Accordingly, the S&P 500/Barra Value and Growth Indexes are adjusted monthly to reflect additions and deletions of companies in the S&P 500. The weighting of the S&P 500/Barra Value Index is based upon the market capitalization of each company in the index.

Standard and Poor’s 500/Barra Growth Index (Mercury QA Large Cap Growth Fund)

           The Standard and Poor’s 500/Barra Growth Index (“S&P 500/Barra Growth Index”) includes approximately one-half of the companies in the S&P 500, which are considered “growth” stocks, based on their price-to-book ratios. This is determined by dividing the book value per share of common stock of each company in the S&P 500 by the price per share of the company. Each company in the S&P 500 is then assigned to either the S&P 500/Barra Value Index or the S &P 500/Barra Growth Index. The S&P 500/Barra Value Index contains companies with lower price-to-book ratios while the S &P 500/Barra Growth Index contains companies with higher price-to-book ratios. The S&P 500/Barra Value and Growth Indexes are designed so that the combined capitalization of the S &P 500 is approximately equally divided between the S&P 500/Barra Value and Growth Indexes. Over time, the relative capitalization weightings in the S&P 500/Barra Value and Growth Indexes will vary due to capitalization changes of the companies in the respective index. Accordingly, every six months, the S&P 500/Barra Value and Growth Indexes are rebalanced so that the combined index capitalization of the S &P 500 is once again approximately equally split between the S&P 500/Barra Value and Growth Indexes. Each time the S &P 500/Barra Value and Growth Indexes are rebalanced, a cutoff value is determined based on the price-to-book ratio of the company in the S&P 500/Barra Value Index with the highest price-to-book ratio. This cutoff value is used to determine whether to place a company into the S&P 500/Barra Value Index or the S&P 500/Barra Growth Index. If a company ’s price-to-book ratio is above the cutoff value, it is placed in the S&P 500/Barra Growth Index; otherwise, it is added to the S&P 500/Barra Value Index. When companies are deleted from the S&P 500, they are also deleted from the S &P 500/Barra Value or Growth Indexes, as applicable. Accordingly, the S&P 500/Barra Value and Growth Indexes are adjusted monthly to reflect additions and deletions of companies in the S&P 500. The weighting of the S&P 500/Barra Growth Index is based upon the market capitalization of each company in the index.

Standard & Poor’s Mid Cap 400 Index (Mercury QA Mid Cap Fund)

           The Standard & Poor’s Mid Cap 400 Index (“S&P 400 ”) is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S &P 400 is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. The stocks in the S&P 400 are chosen by S&P. S&P chooses stocks for inclusion in the S &P 400 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors.

Standard & Poor’s SmallCap 600 Index (Mercury QA Small Cap Fund)

           The Standard & Poor’s SmallCap 600 Index (“S&P 600 ”) is composed of 600 domestic stocks issued by U.S. small-capitalization companies in a wide range of businesses. The S&P 600 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks. The S&P 600 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index ’s performance. The stocks in the S&P 600 are chosen by S&P. S&P chooses stocks for inclusion in the S&P 600 based on market capitalization market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation.

Morgan Stanley Capital International Europe, Asia and Far East Capitalization Weighted Index
(Mercury QA International Fund)

           The Morgan Stanley Capital International Europe, Asia and Far East Capitalization Weighted Index (“EAFE Index”) is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country’s relative market capitalizations, and not its gross domestic product, which means that the index contains more companies from countries with the largest capital markets (like Japan and the United Kingdom) and these countries have the most effect on the index’s performance. The stocks in the EAFE Index are chosen by Morgan Stanley & Co., Incorporated (“MSCI”). MSCI chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the international markets. MSCI ’s selection of a stock for the EAFE Index does not mean that MSCI believes the stock to be an attractive investment.

Investment Restrictions

           The Corporation has adopted the following restrictions and policies relating to the investment of each Fund’s assets and its activities. The fundamental restrictions set forth below may not be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares); provided, however, that none of the following restrictions shall prevent a Fund from investing its assets in shares of other registered investment companies. A Fund may not:

1. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

           2.   Make investments for the purpose of exercising control or management. Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

           3.   Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

           4.   Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers ’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Corporation’s Registration Statement, as it may be amended from time to time.

5. Issue senior securities to the extent such issuance would violate applicable law.

           6.   Borrow money, except that (i) each Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 [1] /3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law. No Fund may pledge its assets other than to secure such borrowings or, to the extent permitted by a Fund’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act, in selling portfolio securities.

           8.   Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Corporation’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

            In addition, although each Fund is classified as a non-diversified fund under the Investment Company Act and is not subject to the diversification requirements of the Investment Company Act, each Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code ”). To ensure that the Funds satisfy these requirements, each Fund will be managed in compliance with the Code requirements as though such requirements were applicable to the Fund. These requirements include limiting a Fund’s investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund ’s total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. Government, its agencies and instrumentalities and other regulated investment companies are not included within the definition of “issuer” for purposes of the diversification requirements of the Code.

           In addition, the Corporation has adopted non-fundamental restrictions that may be changed by its Board of Directors without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent a Fund from investing its assets in shares of another registered investment company. Under the non-fundamental restrictions, a Fund may not:

           (a)   Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

           (b)   Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Corporation’s Registration Statement.

           (c)   Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more that 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Corporation has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors of the Corporation are not subject to the limitations set forth in this investment restriction.

           (d)   Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

           If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

           The Underlying Funds have certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental restrictions and policies listed above. The investment restrictions of the Underlying Funds are set forth in their respective Statements of Additional Information.

           Portfolio securities of the Underlying Funds and Funds generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

           The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the corporation has adopted an investment policy pursuant to which no Fund will purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by such Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund’s existing OTC options on futures contracts exceeds 15% of the net assets of the Fund taken at market value, together with all other assets of such Fund which are illiquid are not otherwise readily marketable. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Fund has the unconditional contractual right to repurchase such OTC option form the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money. ” This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Board of Directors of the Corporation without the approval of the shareholders. However, the Board of Directors of the Corporation will not change or modify this policy prior to the change or modification by the Commission staff of its position.

           Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with the Investment Adviser, the Underlying Funds and Funds are prohibited from engaging in certain transactions involving Merrill Lynch, or any of its affiliates, except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions and Brokerage.” Rule 10f-3 under the Investment Company Act sets forth conditions under which the Underlying Funds and Funds may purchase from an underwriting syndicate of which Merrill Lynch is a member. Otherwise, an Underlying Fund or a Fund is prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal without an exemptive order.

Portfolio Turnover

           Each Fund may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the Investment Adviser considers whether to purchase or sell securities for a Fund or shares of the underlying Funds only to the extent that the Investment Adviser will consider the impact of transaction costs on a Fund’s tracking error when compared to the Underlying Fund’s market segment or index, as applicable. Changes in the securities comprising a Fund ’s market segment will tend to increase that Fund’s portfolio turnover rate, as the Investment Adviser restructures the Fund’s holding to reflect the changes in the market segment. The portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities by the average net asset value of the Fund. High portfolio turnover involves correspondingly greater brokerage commissions for a Fund investing in equity securities and other transaction costs which are borne directly by a Fund. A high portfolio turnover rate may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates.

MANAGEMENT OF THE FUND

Directors and Officers

           The Directors of the Corporation consist of eight individuals, six of whom are not “interested persons” of the Corporation as defined in the Investment Company Act ( “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Directors and executive officers of the Corporation, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

Name and Age	Position(s) With the Corporation	Principal Occupation(s) During Past 5 Years
Terry K. Glenn, 59	President and Director(1)(2)	Executive Vice President of Fund Asset
Management, L.P. (“FAM”) and certain of its
affiliates (which terms as used herein include their
corporate predecessors) since 1983; Executive
Vice President and Director of Princeton Services,
Inc. (“Princeton Services”) since 1993; President
of Princeton Funds Distributor, Inc. (“PFD”)
since 1986 and Director thereof since 1991;
President of Princeton Administrators since 1988

M. Colyer Crum, 67 104 Westcliff Road Weston, MA 02193	Director(2)(3)	Currently James R. Williston Professor of
Investment Management Emeritus, Harvard
Business School; James R. Williston Professor of
Investment Management, Harvard Business
School from 1971 to 1996; Director of Cambridge
Bancorp

Laurie Simon Hodrick, 37 809 Uris Hall 3022 Broadway New York, NY 10027	Director(2)(3)	Professor of Finance and Economics, Graduate
School of Business, Columbia University since
1998; Associate Professor of Finance and
Economics, Graduate School of Business,
Columbia University from 1996 to 1998;
Associate Professor of Finance, J.L. Kellogg
Graduate School of Management, Northwestern
University from 1992 to 1996

Jack B. Sunderland, 71 P.O. Box 7 West Cornwall, CT 06796	Director(2)(3)	President and Director of American Independent Oil Company, Inc. (energy company) since 1987; Member of Council on Foreign Relations since 1971

Stephen B. Swensrud, 66 24 Federal Street, Suite 400 Boston, MA 02110	Director(2)(3)	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975

J. Thomas Touchton, 61 Suite 3405 One Tampa City Center 201 North Franklin Street Tampa, FL 33602	Director(2)(3)	Managing Partner of the Witt Touchton Company
and its predecessor, The Witt Co. (private
investment partnership) since 1972; Trustee
Emeritus of Washington and Lee University;
Director of TECO Energy Inc. (electric utility
holding company)

Name and Age	Position(s) With the Corporation	Principal Occupation(s) During Past 5 Years
Fred G. Weiss, 58 16450 Maddalena Place Delray Beach, FL 33446	Director(2)(3)	Director of Watson Pharmaceutical, Inc. since
2000; Director of Parkinsons Advocacy Network
since 1999; Managing Director of FGW
Associates since 1997; Vice President, Planning
Investment and Development of Warner Lambert
Co. from 1979 to 1997

Arthur Zeikel, 67	Director(1)(2)	Chairman of the Manager and FAM from 1997 to
1999 and President thereof from 1977 to 1997;
Chairman of Princeton Services from 1997 to
1999, Director thereof from 1993 to 1999 and
President thereof from 1993 to 1997; Executive
Vice President of Merrill Lynch & Co., Inc.
(‘’ML&Co.”) from 1990 to 1999

Robert C. Doll, 45	Senior Vice President (1)(2)	Senior Vice President of FAM and certain of its
affiliates since 1999; Senior Vice President of
Princeton Services since 1999; Chief Investment
Officer of Oppenheimer Funds, Inc. in 1999 and
Executive Vice President thereof from 1991 to
1999

Philip Green, 36	Senior Vice President (1)(2)	Senior Vice President of FAM and certain of its
affiliates since 1999; Managing Director and
Portfolio Manager of Global Institutional Services
at Bankers Trust from 1997 to 1999; Vice
President of Quantitative Equities at Bankers Trust
in 1996; Vice President of Asset Allocations
Strategies at Bankers Trust from 1994 to 1996;
Vice President of Foreign Exchange and Currency
Overlay Strategies at Bankers Trust from 1988 to
1999; Assistant Treasurer of Asset Management
Group at Bankers Trust from 1985 to 1988

Dean D ’Onofrio, 41	Senior Vice President(1)(2)	Managing Director and Head of Quantitative
Advisors since 1999; Managing Director in
Corporate Institutional Client Group from 1997
through 1999; Managing Director of Bankers
Trust Company from 1981 to 1996; Analyst of
Quantitative Investments Group of Bankers Trust
Company from 1981 to 1982; Portfolio Manager
of Quantitative Investments Group of Bankers
Trust Company from 1983 to 1984; Head of
Quantitative Investments Group of Bankers Trust
Company from 1985 to 1989; Head of U.S. Equity
Derivatives Marketing Group of Bankers Trust
Company from 1990 to 1993; Head of Hedge
Funds and Arbitrage Trading Group of Bankers
Trust Company from 1994 to 1996

Name and Age	Position(s) With the Corporation	Principal Occupation(s) During Past 5 Years
Frank Salerno, 40	Senior Vice President (1)(2)	First Vice President of FAM and certain of its
affiliates since 1999; Managing Director and Chief
Investment Officer of Structured Investments at
Bankers Trust from 1995 to 1999; Managing
Director and Head of Structured Investments at
Bankers Trust from 1993 to 1995; Domestic Head
of Structured Investments at Bankers Trust from
1991 to 1993; Assistant Vice President of
Structured Investments at Bankers Trust from
1985 to 1991

Donald C. Burke, 39	Vice President and Treasurer(1)(2)	Senior Vice President and Treasurer of FAM and
certain of its affiliates since 1999; Senior Vice
President and Treasurer of Princeton Services
since 1999; Vice President of PFD since 1999;
First Vice President of certain affiliates of FAM
from 1997 to 1999; Director of Taxation of FAM
since 1990; Vice President of FAM from 1990 to
1997

Sidney Hoots, 39	Senior Vice President (1)(2)	Senior Vice President of FAM and certain of its
affiliates since 1999; Managing Director of Global
Institutional Services at Bankers Trust from 1992
to 1999; Manager of Quantitative U.S. Equities
Group at Bankers Trust from 1991 to 1992;
Manager of Bond Index Funds at Bankers Trust
from 1986 to 1991; Quantitative Analyst of Index
Funds at Bankers Trust from 1984 to 1986

Allan J. Oster, 36	Secretary(1)(2)	Vice President (Legal Advisory) of FAM and
certain of its affiliates since 2000; Consultant
(Legal Advisory) of FAM and certain of its
affiliates since 1999; Associate, Drinker Biddle &
Reath LLP, 1996-1999; Senior Counsel, U.S.
Securities and Exchange Commission from 1991
to 1996

(1)	Interested person, as defined in the Investment Company Act, of the Corporation.
(2)	Such director or officer is a trustee, director or officer of other investment companies for which FAM or certain of its affiliates acts as investment adviser.
(3)	Member of the Corporation’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

           As of the date of this Statement of Additional Information, the officers and directors of the Corporation as a group (15 persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of any of the Funds.

Compensation of Directors

           The Corporation expects to pay each non-interested Director for service to all Funds a fee of $5,000 per year plus $500 per Board meeting attended. The Corporation also expects to compensate members of the Audit and Nominating Committee (the “Committee”), which consists of all of the non-interested Directors, with a fee of $1,000 per year for services to all Funds. The Corporation expects to reimburse each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

           The following table sets forth the aggregate compensation the Corporation expects to pay to the non-interested Directors for their first full fiscal year and the aggregate compensation paid by all investment companies advised by FAM or its affiliates (“Mercury and Affiliates-Advised Funds”) to the non-interested Directors for the calendar year ended December 31, 1999.

Name of Director	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Corporation Expenses	Total Compensation From the Corporation and Mercury and Affiliates Advised Funds Paid to Directors(1)
M. Colyer Crum	$8,000	None	$122,975
Laurie Simon Hodrick	$8,000	None	$ 53,000
Jack B. Sunderland	$8,000	None	$143,975
Stephen B. Swensrud	$8,000	None	$232,250
J. Thomas Touchton	$8,000	None	$142,725
Fred G. Weiss	$8,000	None	$122,975

(1)
The Directors serve on other Mercury and Affiliates-Advised Funds as follows: Mr. Crum (14 registered investment companies consisting of 14 portfolios); Ms. Hodrick (14 registered investment companies consisting of 14 portfolios); Mr. Sunderland (20 registered investment companies consisting of 37 portfolios); Mr. Swensrud (26 registered investment companies consisting of 64 portfolios); Mr. Touchton (20 registered investment companies consisting of 37 portfolios); and Mr. Weiss (14 registered investment companies consisting of 14 portfolios).

           The Directors may purchase Class I shares of a Fund at net asset value. See “Purchase of Shares—Reduced Initial Sales Charges—Purchase Privileges of Certain Persons. ”

Administration Arrangements

           The Corporation has entered into an administration agreement with the Investment Adviser (the “Administration Agreement ”). As discussed in the Prospectus, the Investment Adviser receives for its services to the Funds under the Administration Agreement monthly compensation at the annual rate of 0.35% of the average daily net assets of each Fund. The Investment Adviser and the Corporation have entered into a contractual arrangement pursuant to which this fee is currently being waived.

           The Administration Agreement obligates the Investment Adviser to provide certain management and administrative services to the Corporation and the  Funds and to pay, or cause its affiliate to pay, for maintaining its staff and personnel necessary to perform its obligations under the Administration Agreement and to provide office space, facilities and necessary personnel for the Corporation. Under the Administration Agreement, the Investment Adviser is also obligated to pay, or cause its affiliate to pay, the compensation of those officers and directors of the Corporation who are affiliated persons of the Investment Adviser or any of its affiliates. The Corporation pays, or causes to be paid, all other expenses incurred in the operation of the Corporation and the Funds (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and actual out-of-pocket expenses of unaffiliated directors of the Corporation who are not affiliated persons of the Investment Adviser or of an affiliate of the Investment Adviser, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or a Fund. The Distributor will pay certain of the expenses of the Funds incurred in connection with the continuous offering of their shares. Accounting services are provided to the Corporation and the Funds by the Investment Adviser and the Corporation reimburses the Investment Adviser for its costs in connection with such services.

            Duration and Termination.     Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year with respect to each Fund if approved annually (a) by the Board of Directors of the Corporation and (b) by a majority of the Board of Directors of the Corporation who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Administration Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to one or more Funds by the Board of Directors of the Corporation or with respect to a Fund by the vote of a majority of the outstanding voting securities of such Fund, or by the Investment Adviser, without penalty, on 60 days’ written notice to the other party.

Management and Advisory Arrangements

            Management Services.    The Investment Adviser provides the Funds with investment advisory and management services. Subject to the overall supervision of the Directors, the Investment Adviser provides day-to-day advice as to each Fund’s investment transactions, including determinations concerning changes to (a) the underlying funds in which the Funds may invest; and (b) the percentage of each Fund ’s assets to be invested in each underlying Fund and the strategic target allocation ranges between the equity market segment and the fixed-income segment. The Investment Adviser has the responsibility for making all investment decisions for the Funds. The Investment Adviser also performs certain of the administrative services for the Funds.

           Securities held by the Funds may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.

            Management Fee.    The Corporation on behalf of each Fund has entered into a management agreement with the Investment Adviser (the “Management Agreement”), pursuant to which the Investment Adviser receives for its asset allocation services to each Fund monthly compensation at the annual rate of 0.15% of the average daily net assets of each Fund.

           Payment of Fund Expenses.    The Management Agreement obligates the Investment Adviser to provide investment advisory services to the Corporation and to pay all compensation of and furnish office space for officers and employees of the Corporation connected with investment and economic research, trading and investment management of the Funds, as well as the fees of those directors of the Corporation who are affiliated persons of the Investment Adviser or any of its affiliates. Each Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates (if any), shareholder reports and copies of the registration statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of non-interested Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or the Funds. The Distributor will pay certain promotional expenses of the Corporation incurred in connection with the continuous offering of shares of each of the Funds. Accounting services are provided to the Corporation and the Funds by the Investment Adviser, and the Corporation reimburses the Investment Adviser for its costs in connection with such services.

            Organization of the Investment Adviser.     Mercury Asset Management US, a division of FAM, has an address at P.O. Box 9011, Princeton, New Jersey 08543-9011. FAM is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of FAM as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

           Below is certain information regarding the Portfolio Manager of the Funds and certain other employees of the Investment Adviser.

           Omar Aguilar, Ph.D.    Mr. Aguilar is Director of Research for Quantitative Advisors. He is responsible for developing, enhancing and maintaining econometric forecasting models and researching and implementing quantitative strategies. Previously, Mr. Aguilar worked with CDC Investment Management and Bankers Trust. Mr. Aguilar received his Ph.D. in 1998 and his MS in 1996 from the Institute of Statistics and Decision Sciences at Duke University. He also received a BS in Actuarial Sciences in 1992 and a graduate degree in Applied Statistics in 1993 from the Mexican Autonomous Institute of Technology (ITAM). Mr. Aguilar has written for several journals, including Journal of Business Statistics, Proceedings from the American Statistical Association and Applied Bayesian Statistics Books.

           Dean D ’Onofrio, CFA.    Mr. D ’Onofrio is Managing Director and the Head of Quantitative Advisors. Prior to his role with Merrill Lynch Quantitative Advisors team, he held the position of Managing Director, Head of U.S. Equity Linked Origination and Head of U.S. Global Equity Linked Products Marketing. Prior to his tenure at Merrill Lynch, Mr. D’Onofrio was a Managing Director at Bankers Trust. During his fifteen years at Bankers Trust, Mr. D’Onofrio held several positions including Head of Quantitative Investments and Head of Banker Trust’s Equity Derivatives business in the United States. Mr. D’Onofrio is a Chartered Financial Analyst and received a BA in Mathematics and Economics from Colgate University.

           Philip Green.    Mr. Green is the Portfolio Manager of the Funds and the Managing Director and Head of Asset Allocation for Quantitative Advisors. He manages portfolios that employ a quantitative investment process. He has 14 years of investment experience. Prior to joining Merrill Lynch, Mr. Green was a Managing Director and Portfolio Manager with Bankers Trust where he managed the Bankers Trust Institutional Asset Management Fund (BTAMX) and the Bankers Trust Lifecycle Long Fund (BTILX). He has published several articles in money management journals, including Financial Analysts Journal, Journal of Foreign Exchange & Money Markets, Journal of Investing, Handbook of Quantitative International Investing. Mr. Green received his BS in Economics from the Wharton School and his MBA from New York University. He is a member of the American Finance Association.

           Sidney Hoots.    Mr. Hoots is Managing Director and Head of Research for Quantitative Advisors. He develops quantitative stock selection techniques for the group. He has 17 years of investment experience. Previously, Mr. Hoots worked at Bankers Trust where he was responsible for the development of their proprietary quantitative systems. He received his BS from Duke University and his MBA from the University of Chicago. He is also a Member of the American Finance Association.

           Vinay Mendiratta.    Mr. Mendiratta is a Director for Quantitative Advisors. He is responsible for the development investment products for institutional and retail clients. Previously, Mr. Mendiratta was a product specialist at Bankers Trust where he structured a variety of quantitatively managed investment products for investors. In addition, he was an analyst with Chase Manhattan Bank. Mr. Mendiratta received his BA in Economics from Duke University and his MBA in Finance from Columbia University.

           Frank Salerno.    Mr. Salerno is Managing Director and Chief Investment Officer for Quantitative Advisors. He has 17 years investment experience. Previously, Mr. Salerno worked at Bankers Trust as the Chief Investment Officer of their Quantitative Investment Management Team. He has a BA from Syracuse University and an MBA from New York University.

            Duration and Termination.     Unless earlier terminated as described below, the Management Agreement will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Directors of the Corporation or with respect to any Fund, by the vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the directors of the Corporation who are not parties to the Management Agreement or interested persons (as defined in the Investment Company Act) of any such party. The Management Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to a Fund by the vote of a majority of the outstanding voting securities of such Fund, or by the Investment Adviser without penalty on 60 days’ written notice to the other party.

           The Underlying Funds.    Mercury or certain of its affiliates also serves as the investment adviser to each Underlying Fund pursuant to a management agreement with each Underlying Fund. The investment adviser to each Underlying Fund provides each Underlying Fund with investment advisory and management services. Subject to the supervision of the Board of Directors, the investment adviser to each Underlying Fund is responsible for the actual management of each Underlying Fund ’s portfolio and constantly reviews the Underlying Fund ’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the investment adviser to each Underlying Fund. The investment adviser to each Underlying Fund performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Underlying Fund.

           The management agreement with each Underlying Fund obligates the investment adviser of the Underlying Funds to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Underlying Funds connected with investment and economic research, trading and investment management of the Underlying Funds, as well as the fees of all directors who are affiliated persons of the investment adviser to the Underlying Fund or any of its affiliates. Each Underlying Fund pays, or causes to be paid, all other expenses incurred in the operation of the Underlying Fund (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates (if any), shareholder reports and copies of the registration statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of non-interested Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Underlying Fund. The Distributor will pay certain promotional expenses of the Underlying Funds incurred in connection with the continuous offering of shares of each of the Underlying Funds. Accounting services are provided to each Underlying Fund by its investment adviser to the Underlying Funds, and the Underlying Fund reimburses the investment adviser to the Underlying Fund or its affiliate for its costs in connection with such services.

            Transfer Agency Services.     Financial Data Services, Inc. (the “Transfer Agent ”), an affiliate of FAM, acts as each Fund’s Transfer Agent pursuant to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee for each shareholder account and is entitled to reimbursement for out-of-pocket expenses. The fee ranges from $11.00 to $23.00 per account (depending on the level of services required) but is set at 0.10% for certain accounts that participate in certain fee-based programs. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commerce the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes any shareholder account.

            Distribution Expenses.    The Corporation, on behalf of each Fund, has entered into a distribution agreement with the Distributor with respect to each class of Fund shares in connection with the continuous offering of such class of shares (each , a “Distribution Agreement ”). Each Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the applicable class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

           The Directors, the Board of Directors of each Underlying Fund, the investment adviser to each Underlying Fund, the Investment Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (the “Code”). The Code significantly restricts the personal investing activities of all employees of the Corporation, the Investment Adviser and the Distributor and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

           The Code requires, among other things, that all employees of the investment adviser and the Distributor pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the investment advisers include a ban on acquiring any securities in a Hot IPO and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any Fund advised by the Investment Adviser or its affiliated advisers. Furthermore, the Code provides for trading “blackout periods” that prohibit trading by investment personnel of the Underlying Funds and Funds within periods of trading by the Underlying Funds and Funds in the same (or equivalent) security.

PURCHASE OF SHARES

            Shares.    Reference is made to “Account Choices—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus. Each Fund issues four classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of a Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A distribution plan). Each class has different exchange privileges. See “Shareholder Services—Exchange Privilege” below.

            Distribution Services.    MFD, an affiliate of the Investment Adviser and of Merrill Lynch, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P.O. Box 9081, Princeton, New Jersey 08543-9081) acts as Distributor for each Fund.

           Each Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of a Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day’s offering price.

           Each Fund or the Distributor may suspend the continuous offering of a Fund ’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers may charge a fee to process a sale of shares. For example, the fee charged by Merrill Lynch is currently $5.35. Purchases made directly through the Transfer Agent are not subject to a processing fee.

Initial Sales Charge Alternatives—Class I and Class A Shares

           Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class I shares would purchase Class I shares rather than Class A shares because there is an account maintenance fee imposed on Class A shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class I or Class A shares, because over time the accumulated ongoing account maintenance and distributions fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other Mercury funds, those previously purchased Class I shares, together with Class A, Class B and Class C share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

           The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of a Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Eligible Class I Investors.     Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors that currently own Class I shares of a Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by Mercury or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift, or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by Mercury. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of Directors of Mercury and Affiliates-Advised investment companies, including the Corporation, and to employees of certain selected dealers. Class I shares may be offered at net asset value to certain accounts over which Mercury or an affiliate exercises investment discretion.

           The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class I and Class A shares of the Funds will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

           Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

            Reinvested Dividends.    No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

           Right of Accumulation.    Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of a Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

           Letter of Intent.    Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of a Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at a Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of Mercury provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Funds and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase.

            The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ( “Summit”) into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

            Purchase Privileges of Certain Persons.     Members of the Boards of Directors of the Corporation, and of other investment companies advised by Mercury or certain of its affiliates, directors and employees of ML & Co. and its subsidiaries (the term “subsidiaries, ” when used herein with respect to ML & Co., includes, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of a Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Funds. Employees and Directors or trustees wishing to purchase shares of a Fund must satisfy each Fund’s suitability standards.

           Class I and Class A shares may also be offered at net asset value to certain accounts over which Mercury or an affiliate exercises investment discretion.

           Managed Trusts.    Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts and bank trust departments provide discretionary trustee services.

            Acquisition of Certain Investment Companies.     Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

            Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.    Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the contingent deferred sales charge (“CDSC”) upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected dealer.

            Purchases Through Certain Financial Advisers.     Reduced sales charges may be applicable for purchases of Class I or Class A shares of a Fund through certain financial advisers that meet and adhere to standards established by Mercury from time to time.

Distribution Plans

           Reference is made to “Account Choices—Pricing of Shares” in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares of each Fund pursuant to Rule 12b-1 under the Investment Company Act of each Fund (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by a Fund to the Distributor with respect to such classes.

           The Distribution Plan for each of the Class A, Class B and Class C shares provides that a Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and selected dealers (pursuant to sub-agreements) in connection with account maintenance activities.

           The Distribution Plan for each of the Class B and Class C shares provides that a Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and selected dealers (pursuant to sub-agreements) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class I and Class A shares of a Fund in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Fund’s Class B and Class C shares.

           The payments under the Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act, and are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a “fully allocated accrual ” basis and quarterly on a “direct expense and revenue/cash” basis. On the fully allocated basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.

           The Funds have no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and selected dealers in connection with Class A, Class B and Class C shares, and there is no assurance that the Directors will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares to Class A shares as set forth under “Account Choices—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

           In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to each Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit each Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of non-interested Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that a Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

Limitations on the Payment of Deferred Sales Charges

           The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (“NASD”) imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to each Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

REDEMPTION OF SHARES

           Reference is made to “Account Choices—How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

           Each Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

           The Corporation will generally pay redemptions in cash; however, at the discretion of the Investment Adviser, the Corporation may pay a redemption or repurchase of shares in an amount of $10,000,000 or more (which amount may be decreased or increased by the Investment Adviser from time to time) with portfolio securities.

           Shares are redeemable at the option of the Corporation, if in the opinion of the Corporation, ownership of the shares has or may become concentrated to the extent that would cause the Corporation or a Fund to be deemed a personal holding company within the meaning of the Code. Each Fund reserves the right to terminate any account engaging in market timing mutual funds. For the purposes of this policy, “market timing” involves the purchase and sale of shares of mutual funds within short periods of time (i.e., three or more purchases and/or sales within a 90 day period) with the intention of capturing short-term profits resulting from market volatility.

           Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Funds take any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts ( “UGMA/UTMA accounts”).

           The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of a Fund.

           The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by a Fund at such time.

            The Corporation on behalf of the Funds has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Funds with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

           A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund ’s Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests should not be sent to the Corporation. The redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons whose name(s) are recorded on the Transfer Agent’s register, (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

           At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days.

Repurchase

           Each Fund will also repurchase shares through a shareholder’s listed securities dealer. The Funds will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by a Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to a Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price.

           These repurchase arrangements are for the convenience of shareholders and do not involve a charge by a Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain securities dealers may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other securities dealers may be higher or lower. Repurchases made directly through the Transfer Agent, on accounts held at the Transfer Agent are not subject to the processing fee. The Corporation reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set forth above.

Reinstatement Privilege—Class I and Class A Shares

            Shareholders of a Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of such Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor ’s financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

Deferred Sales Charges—Class B and Class C Shares

           Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

           As discussed in the Prospectus under “Account Choices —Pricing of Shares—Class B and Class C Shares —Deferred Sales Charge Options,” while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an IRA or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, reduction or waiver applies to: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan on attaining age 59  1 /2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate or in connection with involuntary termination of an account in which a Fund’s shares are held (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).

           The charge may also be reduced or waived in other instances, such as: (c) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (d) redemptions in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates; (e) redemptions in connection with participation in certain fee-based programs managed by selected dealers that have agreements with Mercury; or (f) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established or (g) involuntary termination of an account in which Fund shares are held or for withdrawals through the Systematic Withdrawal Plan.

           In determining whether a Class B CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore it will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the six-year period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of shares being redeemed and will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

            Class C shares are subject only to a one-year 1% CDSC. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. The Class C CDSC may be waived in connection with participation in certain fee-based programs, involuntary termination of an account in which fund shares are held, and withdrawals through the Systematic Withdrawal Plan.

           In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

           Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of selected dealers related to providing distribution-related services to a Fund in connection with the sale of Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of a Fund to sell Class B and Class C shares without a sales charge being deducted at the time of purchase.

            Conversion of Class B Shares to Class A Shares.     As discussed in the Prospectus under “Account Choices —Pricing of Shares—Class B and Class C Shares—Deferred Sales Charge Options,” Class B shares of equity Mercury mutual funds convert automatically to Class A shares approximately eight years after purchase (the “Conversion Period”). Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales charge, fee or other charges.

           The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares (“Class B Retirement Plans”). When the first share of any Mercury mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between Mercury mutual funds and the Class B Retirement Plan was established), all Class B shares of all Mercury mutual funds held in that Class B Retirement Plan will be converted into Class A shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class A shares of the appropriate funds at net asset value per share.

           The Conversion Period may also be modified for retirement plan investors who participate in certain fee-based programs. See “Shareholder Services—Fee-Based Programs” below.

           Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the ongoing distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from the dealers’ own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Funds to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Purchase of Shares —Distribution Plans” above. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” above.

PORTFOLIO TRANSACTIONS AND BROKERAGE

           Subject to policies established by the Directors, the Investment Adviser is primarily responsible for the execution of the Funds’ portfolio transactions and the allocation of brokerage. The Funds have no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and do not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest spread or commission available. In addition, consistent with the Conduct Rules of the NASD and policies established by the Directors, the Investment Adviser may consider sales of shares of a Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of a series neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

           Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by a Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Management Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser, a Fund will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, a Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

           The Funds anticipate that their respective brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although a Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

           The Funds may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, a Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff. See “Investment Objectives and Policies —Investment Restrictions.”

            Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for a Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Funds and annual statements as to aggregate compensation will be provided to the Funds.

           The Directors have considered the possibility of seeking to recapture for the benefit of the Funds’ brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Funds to the Investment Adviser. After considering all factors deemed relevant, the Board of Directors of the Corporation made a determination not to seek such recapture. The Board of Directors of the Corporation will consider this matter from time to time.

           Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or the Underlying Funds, or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

PRICING OF SHARES

Determination of Net Asset Value

           Reference is made to “Account Choices—How Shares are Priced ” in the Prospectus.

           The net asset value of the shares of all classes of the Funds is determined once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

           The net asset value is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser and the Distributor, and the fees payable indirectly by each Fund as a shareholder of the Underlying Funds, are accrued daily.

           The principal assets of each Fund will normally be its interest in the Underlying Funds, which will be valued at its net asset value. Net asset value for the Underlying Funds is computed by dividing the market value of the securities held by the Underlying Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to its investment adviser, are accrued daily. In the case of Underlying Funds that are partnerships for tax purposes.

            The value of each investor’s interest in the Underlying Fund will be determined as of the close of business on the NYSE by multiplying the net asset value of the Underlying Fund by the percentage, effective for that day, that represents that investor ’s share of the aggregate interests in such Underlying Fund. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in an Underlying Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Underlying Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor ’s investment in the Underlying Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Underlying Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Underlying Fund by all investors in the Underlying Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in such Underlying Fund after the close of business of the NYSE, based on prices at the time of closing.

           The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. Moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class A shares reflecting the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

           Portfolio securities of the Funds and the Underlying Funds that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the respective Board as the primary market. Long positions in securities traded on the OTC market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When a Fund or Underlying Fund writes an option, the amount of the premium received is recorded on the books of the Fund or Underlying Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by a Fund or Underlying Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including financial futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interests. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

           Bonds held by the Funds are traded primarily on the OTC markets. In determining net asset value, the Funds and Underlying Funds utilize the valuations of portfolio securities furnished by a pricing service approved by the Directors or Trustees of the Trust as applicable. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. The bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds or Underlying Funds under the general supervision of the Directors or Trustees of the Trust. In each case, the Board of Directors or Trustees has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities.

           Generally, trading in non-U.S. securities, as well as U.S. Government Securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Funds’ and Underlying Funds’ shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Fund’s or Underlying Fund’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Directors of the Corporation.

SHAREHOLDER SERVICES

           The Funds offer a number of shareholder services described below that are designed to facilitate investment in their shares. Full details as to each such service and copies of the various plans described below can be obtained from the Funds, the Distributor or your selected dealer.

Investment Account

           Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

           The Funds do not issue share certificates. Shareholders may transfer their Fund shares to another securities dealer that has entered into a selected dealer agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer that has not entered into a selected dealer agreement with the Distributor, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

            Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from a selected dealer to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected dealer for those shares.

Automatic Investment Plan

           A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in a Fund on a periodic basis through your selected dealer. The current minimum for such automatic additional investments is $100. This minimum may be waived or revised under certain circumstances.

Automatic Dividend Reinvestment Plan

           Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of a Fund. Such reinvestment will be at the net asset value of shares of a Fund as determined after the close of business on the NYSE as the payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

            Shareholders may, at any time, by written notification to their selected dealer if the shareholder’s account is maintained with a selected dealer or by written notification or by telephone (1-888-763-2260) to the Transfer Agent, if the account is maintained with the Transfer Agent, elect to have subsequent dividends, paid in cash, rather than reinvested in shares of a Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

           A shareholder may elect to make withdrawals from an Investment Account of Class I, Class A, Class B or Class C shares in the form of payments by check or through automatic payment by direct deposit to such shareholder’s bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of a Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

           At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined as described herein on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value determined as described herein on the first, second, third or fourth Monday of each month, or the first, second, third or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in shares of the Funds. A shareholder’s systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, a Fund, the Transfer Agent or the Distributor.

           Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. A Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

           With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Account Choices—Pricing of Shares—Class B and Class C Shares—Deferred Sales Charge Options” in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

Retirement and Education Savings Plans

           The minimum initial purchase to establish a retirement or an education savings plan is $100. Dividends received in each of the plans are exempt from Federal taxation until distributed from the plans. Different tax rules apply to Roth IRA plans and education savings plans. Investors considering participation in any such retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

Exchange Privilege

           U.S. shareholders of each class of shares of a Fund have an exchange privilege with other Mercury mutual funds and Summit. The exchange privilege does not apply to any other funds. Under the Funds’ pricing system, Class I shareholders may exchange Class I shares of a Fund for Class I shares of a second Mercury mutual fund. If the Class I shareholder wants to exchange Class I shares for shares of a second fund, but does not hold Class I shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as result of the exchange. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of the second Mercury mutual fund. Class A, Class B and Class C shares are exchangeable with shares of the same class of other Mercury mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is “tacked” to the holding period of the newly acquired shares of the other fund as more fully described below. Class I, Class A, Class B and Class C shares also are exchangeable for shares of Summit, a money market fund specifically designated for exchange by holders of Class I, Class A, Class B or Class C shares. Class I and Class A shares will be exchanged for Class A shares of Summit, and Class B and Class C shares will be exchanged for Class B shares of Summit. Summit Class A and Class B shares do not include any front-end sales charge or CDSC; however, Summit Class B shares pay a 12b-1 distribution fee of 0.75% and are subject to a CDSC payable as if the shareholder still held shares of the Mercury fund used to acquire the Summit Class B shares.

           Exchanges of Class I or Class A shares outstanding (“outstanding Class I or Class A shares”) for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit ( “new Class I or Class A shares”) are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the Funds offering Class I or Class A shares. For purposes of the exchange privilege, dividend reinvestment Class I and Class A shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of a Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

           In addition, each of the Funds with Class B and Class C shares outstanding (“outstanding Class B or Class C shares”) offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively (or, in the case of Summit, Class B shares) (“new Class B or Class C shares”), of another Mercury mutual fund or of Summit on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to a Fund ’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of a Fund acquired through use of the exchange privilege will be subject to such Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of a Fund for those of another Mercury fund (“new Mercury Fund”) after having held such Fund’s Class B shares for two-and-a-half years. The 3% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of the new Mercury Fund and receive cash. There will be no CDSC due on this redemption since by “tacking” the two-and-a-half year holding period of the Fund’s Class B shares to the four year holding period for the new Mercury Fund Class B shares, the investor will be deemed to have held the new Mercury Fund Class B shares for more than six years.

           Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. To exercise the exchange privilege, shareholders should contact their financial consultant, who will advise the Fund of the exchange. Shareholders of a Fund and shareholders of the other funds described above with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers. The Funds reserve the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Funds reserve the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

Fee-Based Programs

           Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class I shares of a Fund at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in certain Programs, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding certain specific Programs offered through particular selected dealers (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program’s client agreement and from the shareholder’s selected dealer.

DIVIDENDS AND TAXES

Dividends

           The Corporation intends to distribute substantially all of the net investment income of the Funds, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to shareholders of the Funds annually. From time to time, a Fund may declare a special dividend at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

           See “Shareholder Services—Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends may be reinvested automatically in shares of the Funds. Shareholders may elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class I and Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See “Pricing of Shares—Determination of Net Asset Value.” Within 60 days after the end of a Fund ’s taxable year, each shareholder will receive notification summarizing the dividends he or she received that year. This notification will also indicate whether those dividends should be treated as ordinary income or long term capital gains.

Taxes

           The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class I, Class A, Class B and Class C shareholders (“shareholders”). The Funds intend to distribute substantially all of such income. To qualify for this treatment, a Fund must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts (the “Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of its assets is represented by (A) cash, U.S. Government Securities and securities of other regulated investment companies and (B) other securities limited in respect of any one issuer to an amount no greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities).

           Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in warrants, futures and options) (“capital gain dividends ”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. The maximum long term capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders is currently the same as the maximum corporate rate for ordinary income.

           Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any capital gain or ordinary income dividends. A portion of the dividends paid by a Fund out of dividends paid by certain corporations located in the U.S. may be eligible for the dividends received deduction allowed to corporations under the Code. Because the Mercury QA International Underlying Fund invests a large portion of its assets in securities of foreign issuers, it is not anticipated that a significant portion, if any, of the dividends paid by the Mercury QA International Underlying Fund will be eligible for the dividends received deduction. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

           Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund ’s assets at the close of a taxable year consists of stock or securities in foreign corporations, shareholders of the Fund may be able to claim U.S. foreign tax credits with respect to foreign taxes paid by the Fund, subject to certain provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by a Fund. During each taxable year that a Fund is eligible, it will intend to file an election with the Internal Revenue Service (“IRS”) pursuant to which shareholders of the Fund will include their proportionate share of such withholding taxes as gross income for U.S. income tax purposes, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, restrictions, and holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class I, Class A, Class B and Class C shareholders.

           Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts ” and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, a Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares.

           Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains dividends and redemption payments (“backup withholding ”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Corporation or who, to the Corporation’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

           Ordinary income dividends paid by the Funds to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

           No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder’s basis in the Class A shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period of the converted Class B shares.

           Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months and capital gain taxable at the maximum rate of 20% if such shares were held for more than 12 months. In the case of a corporation, any such capital gain will be treated as long term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such loss will be treated as long term capital loss if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long term capital loss to the extent of any long term capital gains distribution with respect to such shares.

           If a shareholder exercises an exchange privilege within 90 days of acquiring shares of a Fund, then any loss recognized on the exchange will be reduced (or any gain increased) to the extent the sales charge paid to the Fund reduces any sales charge that would have been owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

           Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

           The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. Each Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

Tax Treatment of Options and Futures Transactions

           Each Fund may purchase or sell options and futures and foreign currency options and futures, and related options on such futures. Options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each option or futures contracts will be treated as sold for its fair market value on the last day of the taxable year. In general, unless a special election is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short-term capital gain or loss.

           A Fund may recognize taxable income or gain prior to the receipt of cash payments under various provisions of the Code, including those dealing with zero coupon securities, deferred interest securities, market discount securities and certain options, futures and forward contracts that are required to be marked to market. In any such case, the Fund may be required to liquidate portfolio securities that it might otherwise have elected to hold in order to enable it to have sufficient cash to meet the distribution requirements, the satisfaction of which are a condition of continuing qualification of the Fund as a regulated investment company.

           Code Section 1092, which applies to certain “straddles,” may affect the taxation of each Fund’s transactions in options, futures and forward foreign exchange contracts. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options, futures and forward foreign exchange contracts. Similarly, Code Section 1091, which deals with “wash sales, ” may cause a Fund to postpone recognition of certain losses for tax purposes; and Code Section 1258, which deals with “conversion transactions,” may apply to recharacterize certain capital gains as ordinary income for tax purposes. Code Section 1259, which deals with “constructive sales” of appreciated financial positions (e.g., stock), may treat a Fund as having recognized income before the time that such income is economically recognized by the Fund.

Other Tax Matters

           Each Fund has applied for a private letter ruling from the IRS to the effect that, because the Master Aggregate Bond Index Series of Quantitative Master Series Trust in which each such Fund invests is classified as a partnership for tax purposes, each Fund will be entitled to look to the underlying assets of the Series in which it has invested for purposes of satisfying various requirements of the Code applicable to RICs. If the Funds are unable to obtain the requested rulings, or the facts upon which the rulings are based subsequently change, then the Board of Directors of the Corporation will determine, in its discretion, the appropriate course of action for the Funds. One possible course of action would be to withdraw the Fund’s investments from the Series and to retain an investment adviser to manage the Fund’s assets in accordance with the investment policies applicable to the respective Fund. See “Investment Objectives and Policies.”

           The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

           Ordinary income and capital gain dividends may also be subject to state and local taxes.

            Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA

           From time to time a Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares of each Fund in accordance with a formula specified by the Commission.

           Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period as in the case of Class B and Class C shares and the maximum sales charge in the case of Class I and Class A shares. Dividends paid by a Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. Each Fund will include performance data for all classes of shares of each Fund in any advertisement or information including performance data of each Fund.

           Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

           Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.

           In order to reflect the reduced sales charges in the case of Class I or Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.

           On occasion, a Fund may compare its performance to various indices, including, the S&P 500, the S&P 500/Barra Value Index, the S&P 500/Barra Growth Index, the S&P 400, the S&P 600, the Standard & Poor’s 1500 Composite Stock Price Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Asia and Far East Capitalization Weighted Index, the Value Line Composite Index, the Dow Jones Industrial Average, the MSCI Europe, the MSCI World Index, Salomon Smith Barney World Government Bond Index, TSE 1st Section (TOPIX) or other published indices, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), other competing universes, Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine and CDA Investment Technology, Inc. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of the Fund and the index such as standard deviation and beta. In addition, from time to time, a Fund may include its Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature. A Fund may from time to time quote in advertisement or other materials other applicable measures of performance and may also make references to awards that may be given to the Investment Adviser. As with other performance data, performance comparisons should not be considered indicative of the Fund ’s relative performance for any future period.

           “A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds of types of investment. ”

GENERAL INFORMATION

Description of Shares

           The Corporation is a Maryland corporation incorporated on August 17, 1999. It has an authorized capital of 2,000,000,000 shares of Common Stock, par value $.0001 per share, of which the Corporation is authorized to issue approximately 166,666,667 shares each of Class I, Class A, Class B and Class C shares for each of the three Funds: Mercury QA Strategy Growth and Income Fund, Mercury QA Strategy Long-Term Growth Fund and Mercury QA Strategy All-Equity Fund.

            Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote on any material changes to expenses charged under the Class A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Corporation, in which event the holders of the remaining shares would be unable to elect any person as a director.

           There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by the shareholders, at which time the directors then in office will call a shareholders’ meeting for the election of directors. Shareholders may, in accordance with the terms of the By-Laws, cause a meeting of shareholders to be held for the purpose of voting on the removal of directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the directors shall continue to hold office and appoint successor directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except for any expenses which may be attributable to only one class. Shares issued are fully-paid and non-assessable by the Fund.

           Mercury Asset Management US, a division of FAM, provided the initial capital for each Fund by purchasing approximately 10,000 shares of each Fund, for an aggregate of $300,000. Such shares were acquired for investment and can only be disposed of by redemption. To the extent the organizational expenses of the Corporation are paid by the Corporation they will be expensed and immediately charged to net asset value. See “Pricing of Shares—Determination of Net Asset Value.”

           Prior to the offering of each Fund’s shares, Mercury Asset Management US, a division of FAM, will be each Fund’s sole shareholder and deemed a controlling person of each Fund.

Computation of Offering Price Per Share

           An illustration of the computation of the offering price for Class I, Class A, Class B and Class C shares of each of the Funds based on the projected value of each Fund’s estimated net assets and projected number of shares outstanding on the date its shares are offered for sale to public investors is as follows:

Mercury QA Strategy Growth and Income Fund

	Class I	Class A	Class B	Class C
Net Assets	25,000	25,000	25,000	25,000
Number of Shares Outstanding	2,500	2,500	2,500	2,500
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$10.00	$10.00	$10.00	$10.00
Sales Charge (for Class I and Class A Shares: 5.25% of Offering Price (5.54% of net amount invested)*	0.55	0.55	**	**
Offering Price	$10.55	$10.55	$10.00	$10.00

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Account Choices—Class B and Class C Shares—Deferred Sales Charge Options” in the Prospectus and “Redemption of Shares—Deferred Sales Charges—Class B and Class C Shares” herein.

Mercury QA Strategy Long Term Growth Fund

	Class I	Class A	Class B	Class C
Net Assets	25,000	25,000	25,000	25,000
Number of Shares Outstanding	2,500	2,500	2,500	2,500
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$10.00	$10.00	$10.00	$10.00
Sales Charge (for Class I and Class A Shares: 5.25% of Offering Price (5.54% of net amount invested)*	0.55	0.55	**	**
Offering Price	$10.55	$10.55	$10.00	$10.00

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Account Choices—Class B and Class C Shares—Deferred Sales Charge Options” in the Prospectus and “Redemption of Shares—Deferred Sales Charges—Class B and Class C Shares” herein.

Mercury QA Strategy All-Equity Fund

	Class I	Class A	Class B	Class C
Net Assets	25,000	25,000	25,000	25,000
Number of Shares Outstanding	2,500	2,500	2,500	2,500
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$10.00	$10.00	$10.00	$10.00
Sales Charge (for Class I and Class A Shares: 5.25% of Offering Price (5.54% of net amount invested)*	0.55	0.55	**	**
Offering Price	$10.55	$10.55	$10.00	$10.00

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Account Choices—Class B and Class C Shares—Deferred Sales Charge Options” in the Prospectus and “Redemption of Shares—Deferred Sales Charges—Class B and Class C Shares” herein.

Independent Auditors

           Deloitte & Touche LLP , Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Corporation. The independent auditors are responsible for auditing the annual financial statements of the Funds.

Custodian

           The Chase Manhattan Bank, 4 Chase MetroTech, 18th Floor, Brooklyn, New York 11245 acts as the custodian of each Fund’s assets. Under its contract with the Corporation, the custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

           Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement ”). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

           Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, is counsel for the Corporation.

Reports to Shareholders

           The Corporation sends to its shareholders at least semi-annually reports showing the Funds’ portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Additional Information

           The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Shareholder,
Mercury QA Strategy Series, Inc.:

           We have audited the accompanying statements of assets and liabilities of Mercury QA Strategy Growth and Income Fund, Mercury QA Strategy Long-Term Growth Fund, and Mercury QA Strategy All-Equity Fund of Mercury QA Strategy Series, Inc. as of February 25, 2000. These financial statements are the responsibility of the Series ’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, such statements of assets and liabilities present fairly, in all material respects, the financial position of Mercury QA Strategy Growth and Income Fund, Mercury QA Strategy Long-Term Growth Fund, and Mercury QA Strategy All-Equity Fund of Mercury QA Strategy Series, Inc. as of February 25, 2000, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
March 1, 2000

MERCURY QA STRATEGY SERIES, INC.

STATEMENTS OF ASSETS AND LIABILITIES

February 25, 2000

	Mercury QA Strategy Growth and Income Fund	Mercury QA Strategy Long-Term Growth Fund	Mercury QA Strategy All-Equity Fund
ASSETS
Cash in Bank (Note 1)	$100,000	$100,000	$100,000
Prepaid registration fees and offering costs (Note 3)	229,334	229,334	229,334

Total Assets	329,334	329,334	329,334

LIABILITIES
Liabilities and accrued expenses	229,334	229,334	229,334

NET ASSETS 2,500 Class I shares of Common Stock per Fund, 2,500 Class A shares of Common Stock per Fund, 2,500 Class B shares of Common Stock per Fund, 2,500 Class C shares of Common Stock per Fund (all classes par value $0.0001) outstanding with 2,000,000,000 shares authorized) (Note 1)	$100,000	$100,000	$100,000

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $0.0001 par value, 166,666,667 shares authorized per Fund	$ 1	$ 1	$ 1
Class A Shares of Common Stock, $0.0001 par value, 166,666,667 shares authorized per Fund	1	1	1
Class B Shares of Common Stock, $0.0001 par value, 166,666,667 shares authorized per Fund	1	1	1
Class C Shares of Common Stock, $0.0001 par value, 166,666,667 shares authorized per Fund	1	1	1
Paid-in Capital in excess of par	99,996	99,996	99,996

NET ASSETS	$100,000	$100,000	$100,000

NET ASSET VALUE:
Class I —Based on net assets of $25,000 and 2,500 shares outstanding	$ 10.00	$ 10.00	$ 10.00

Class A —Based on net assets of $25,000 and 2,500 shares outstanding	$ 10.00	$ 10.00	$ 10.00

Class B —Based on net assets of $25,000 and 2,500 shares outstanding	$ 10.00	$ 10.00	$ 10.00

Class C —Based on net assets of $25,000 and 2,500 shares outstanding	$ 10.00	$ 10.00	$ 10.00

Notes to Financial Statements

(1)
Mercury QA Strategy Series, Inc. (the “Corporation”) was organized as a Maryland corporation on August 17, 1999 and consists of three series, Mercury QA Strategy Growth and Income Fund, Mercury QA Strategy Long-Term Growth Fund and Mercury QA Strategy All-Equity Fund (the “Funds”). The Corporation is registered under the Investment Company Act of 1940 as a non-diversified mutual fund. To date, the Corporation has not had any transactions other than those relating to organizational matters and the sale of 7,500 Class I shares, 7,500 Class A shares, 7,500 Class B shares and 7,500 Class C shares of Common Stock (2500 shares of each class of each Fund) to Mercury Asset Management US, a division of Fund Asset Management L.P. (the “Investment Adviser ”).

(2)
The Corporation has entered into an administration agreement (the “Administration Agreement”) with the Investment Adviser, and a distribution agreement (the “Distribution Agreement”) with Mercury Funds Distributor Inc., a division of Princeton Funds Distributor, Inc. (the “Distributor”). (See “Management of the Fund —Administration Arrangements” in the Statement of Additional Information.) Certain officers and/or directors of the Corporation are officers and/or directors of the Investment Adviser and the Distributor.

(3)
Prepaid registration fees are charged to income as the related shares are issued. Prepaid offering costs consist of legal and printing fees related to preparing the initial registration statement, and will be amortized over a 12 month period beginning with the commencement of operations of the Fund. The Investment Adviser, on behalf of the Funds, will incur organization costs estimated at $72,000.

APPENDIX A

Ratings of Fixed Income Securities

Description of Moody’s Investors Services, Inc. ’s Corporate Debt Ratings

Aaa
Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

A
Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa
Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class

B
Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Description of Moody’s Commercial Paper Ratings

           The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

           Moody ’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

           Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

—Leading market positions in well-established industries

—High rates of return on funds employed

—Conservative capitalization structures with moderate reliance on debt and ample asset protection

—Broad margins in earnings coverage of fixed financial charges and higher internal cash generation

—Well established access to a range of financial markets and assured sources of alternate liquidity

           Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

           Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternative liquidity is maintained.

           Issuers rated Not Prime do not fall within any of the Prime rating categories.

           If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Description of Moody’s Preferred Stock Ratings

           Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

           Preferred stock rating symbols and their definitions are as follows:

aaa
An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a
An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa ” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
An issue that is rated “baa” is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b
An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b ” in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

           A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

           The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

           The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

           The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A
Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB
Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

           Debt rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB
Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B
Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest or repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC
Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C
The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D
Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

           Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

            Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L
The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

            Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

           Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA, ” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor’s Commercial Paper Ratings

           A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The four categories are as follows:

A
Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1. ”

A-3
Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

           The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Description of Standard & Poor’s Preferred Stock Ratings

           A Standard & Poor’s preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

           The preferred stock ratings are based on the following considerations:

I.
Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.	Nature of, and provisions of, the issue.

III.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors’ rights.

AAA	This is the highest rating that may be assigned by Standard & Poor ’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated “AAA.”

A
An issue rated “A” is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated “BBB” is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the “A ” category.

BB, B	Preferred stock rated “BB,” “B,” and “CCC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. “BB”

CCC
indicates the lowest degree of speculation and “CCC ” the highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating “CC” is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C	A preferred stock rated “C” is a non-paying issue.

D	A preferred stock rated “D” is a non-paying issue in default on debt instruments.

           NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S &P does not rate a particular type of obligation as a matter of policy.

           Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from “AA ” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

           The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor’s earnings and dividend rankings for common stocks.

           The ratings are based on current information furnished to Standard & Poor’s by the issuer, and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Fitch IBCA, Inc.’s (“Fitch ”) Investment Grade Bond Ratings

           Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

           The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

           Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

           Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

            Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

           Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA
Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+. ”

A
Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

           Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

Fitch Alert
Ratings are placed on Fitch Alert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. Fitch Alert is relatively short-term, and should be resolved within 12 months.

           Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Description of Fitch Speculative Grade Bond Ratings

           Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

            The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

           Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB
Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD, DD, D
Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on D the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D ” represents the lowest potential for recovery.

           Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D ” categories.

Description of Fitch Investment Grade Short-term Ratings

           Fitch ’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

           The short-term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer ’s obligations in a timely manner.

           Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3
Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S
Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

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Code #19091-0400